Exhibit 10.5

EXECUTION VERSION

INTERCREDITOR AGREEMENT

This Intercreditor Agreement, dated as of September 26, 2014, is entered into by and among SOCIÉTÉ GÉNÉRALE, in its capacities as global collateral agent for the Term Loan Secured Parties (the “Term Collateral Agent”), as global collateral agent for the U.S. Revolver Secured Parties (the “U.S. Revolver Collateral Agent”), and as global collateral agent for the International Secured Parties (the “International Collateral Agent”); and each of the Loan Parties that are signatories to this Agreement.

The U.S. Loan Parties, the Term Collateral Agent, the U.S. Revolver Collateral Agent, the Term Loan Secured Parties and the U.S. Revolver Secured Parties are parties to the Credit Agreement, dated as of the date hereof (the “U.S. Credit Agreement”), pursuant to which certain lenders have agreed to make certain term and revolving credit loans to Hill International, Inc. (the “U.S. Borrower”); and the International Loan Parties, the International Collateral Agent and the International Secured Parties are parties to the Credit Agreement, dated as of the date hereof (the “International Credit Agreement”), pursuant to which certain lenders have agreed to make revolving credit loans to Hill International N.V. (the “International Borrower”, and together with the U.S. Borrower, the “Borrowers”).

The Loan Parties have granted to the Agents various separate Liens in the Common Collateral as security for payment and performance of the U.S. Obligations and the International Obligations.

In order to induce the Term Loan Secured Parties, U.S. Revolver Secured Parties and the International Secured Parties (collectively, the “Secured Parties”) to consent to the Loan Parties incurring the Obligations and to induce the Secured Parties to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrowers, the Agents have agreed to the intercreditor and other provisions set forth in this Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties hereto agree as follows:

SECTION 1.         Definitions.

1.1          UCC Definitions.  The following terms which are defined in the UCC are used herein as so defined:  Accounts, Deposit Accounts, Documents and Securities Accounts.

1.2          Defined Terms.  Capitalized terms used in this Agreement (including in preamble and the recitals) but not herein have the meanings specified in the U.S. Credit Agreement and the International Credit Agreement.  The following terms, as used herein, have the following meanings:

“Account Agreements” means any lockbox account agreement, pledged account agreement, blocked account agreement, securities account control agreement, credit card processing agreement or any similar Deposit Account or Securities Account agreements among the Term Collateral Agent, International Collateral Agent or the U.S. Revolver Collateral Agent

and a Loan Party and the relevant service provider, financial institution depository or securities intermediary.

“Agents” means, collectively, the Term Collateral Agent, the U.S. Revolver Collateral Agent and the International Collateral Agent.

“Borrowers” has the meaning set forth in the introduction hereof.

“Cash Management Obligations” means, with respect to any Loan Party, any obligations of such Loan Party owed to any U.S. Revolver Secured Party (or any of its Affiliates) in respect of (a) commercial credit cards, (b) stored value cards and (c) treasury management services (including controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services); provided that the aggregate amount of the obligations in connection with the foregoing clauses (a) and (b), together, for the purposes of Section 2.5, shall not exceed $2,500,000 (“Cash Management Cap”) at any time.

“Common Collateral” means, collectively, the U.S. Revolver First Lien Collateral and Term Loan First Lien Collateral.  For avoidance of doubt, “Common Collateral” shall not include any International First Lien Collateral.

“Comparable International Security Document” means, in relation to any Common Collateral subject to any U.S. Security Document, any International Security Document that creates a security interest in the same Common Collateral, granted by the same Loan Party, as applicable.

“Comparable U.S. Security Document” means, in relation to any Common Collateral subject to any International Security Document, any U.S. Security Document that creates a security interest in the same Common Collateral, granted by the same Loan Party, as applicable.

“Controlling Pari Passu Collateral Agent” means, at any time, with respect to any Term Loan First Lien Collateral, the Agent for the Secured Parties holding the U.S. Revolver Obligations or holding the International Obligations, whichever at the time constitutes the larger outstanding principal amount of the Obligations.

“Copyright Licenses” means any written agreement naming any Loan Party as licensor or licensee, granting any right under any Copyright, including the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Copyrights” means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, and (b) the right to obtain all renewals thereof.

“Credit Bid Rights” means

(a) in respect of any order relating to a sale of Property constituting U.S. Revolver First Lien Collateral in any Insolvency Proceeding, that (i) such order grants the Term Collateral

Agent and the Term Loan Secured Parties (individually and in any combination) or the International Collateral or the International Secured Parties (individually and in any combination) the right to bid at the sale of such Property and the right to offset its claims secured by Term Loan Liens or International Liens, as applicable, upon such Property against the purchase price of such Property if (A) the bid of the Term Collateral Agent, such Term Loan Secured Parties, the International Collateral Agent or such International Secured Parties is determined by a court to be the best offer at a sale and (B) the bid of the Term Collateral Agent, such Term Loan Secured Parties, the International Collateral Agent or such International Secured Parties includes a cash purchase price component payable at the closing of the sale in an amount that would be sufficient on the date of the closing of the sale, if such amount were applied to such payment on such date, to pay all unpaid U.S. Revolver Obligations (except Unasserted Contingent Obligations) and to satisfy all Liens entitled to priority over the U.S. Revolver Liens that attach to the proceeds of the sale, and such order requires such amount to be so applied and (ii) such order allows the claims of the Term Collateral Agent and the Term Loan Secured Parties, or the International Collateral and the International Secured Parties in such Insolvency Proceeding to the extent required for the grant of such rights, and

(b) in respect of any order relating to a sale of Property constituting Term Loan First Lien Collateral in any Insolvency Proceeding, that (i) such order grants the U.S. Revolver Collateral Agent and the U.S. Revolver Secured Parties (individually and in any combination) or the International Collateral or the International Secured Parties (individually and in any combination) the right to bid at the sale of such Property and the right to offset its claims secured by U.S. Revolver Liens or International Liens, as applicable, upon such Property against the purchase price of such Property if (A) the bid of the U.S. Revolver Collateral Agent, such U.S. Revolver Secured Parties, the International Collateral Agent or such International Secured Parties is determined by a court to be the best offer at a sale and (B) the bid of the U.S. Revolver Collateral Agent, such U.S. Revolver Secured Parties, the International Collateral Agent or such International Secured Parties includes a cash purchase price component payable at the closing of the sale in an amount that would be sufficient on the date of the closing of the sale, if such amount were applied to such payment on such date, to pay all unpaid Term Loan Obligations (except Unasserted Contingent Obligations) and to satisfy all Liens entitled to priority over the Term Loan Liens that attach to the proceeds of the sale, and such order requires such amount to be so applied and (ii) such order allows the claims of the U.S. Revolver Collateral Agent and the U.S. Revolver Secured Parties, or the International Collateral and the International Secured Parties in such Insolvency Proceeding to the extent required for the grant of such rights.

“Enforcement Action” means, with respect to any Obligations, the exercise of any secured creditor rights and remedies with respect to any Common Collateral securing such obligations or the commencement or prosecution of enforcement of any of the secured creditor rights and remedies under, as applicable, the International Loan Documents or the U.S. Loan Documents, or Requirement of Law, including the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the UCC of any applicable jurisdiction or under the Bankruptcy Code, in each case in accordance with the terms of the International Loan Documents or the U.S. Loan Documents, as applicable, but in all cases excluding the imposition of cash dominion (except following the occurrence and during the continuance of an Event of Default under the International Loan Documents or the U.S. Loan Documents and suspension of the revolving commitments in connection therewith, until such time as no suspension of the revolving commitments in connection therewith or with any other Event of Default is in effect) pursuant to the terms of the International Loan Documents or the U.S. Loan Documents, with respect to Accounts or monies deposited from time to time in Deposit Accounts or Securities Accounts.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Intellectual Property” means the collective reference to all rights, priorities and privileges constituting or consisting of intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“International Borrower” has the meaning set forth in the introduction hereof.

“International Cap” has the meaning set forth in Section 3.1(c).

“International Collateral Agent” has the meaning set forth in the introduction hereof.

“International Credit Agreement” has the meaning set forth in the introduction hereof.

“International First Lien Collateral” has the meaning set forth in the International Guaranty and Security Agreement (as in effect on the date hereof or otherwise amended solely in accordance with this Agreement).

“International Lien” means any Lien created by the International Guaranty and Security Agreement (as in effect on the date hereof or otherwise amended solely in accordance with this Agreement) granted or purported to be granted in favor of the International Collateral Agent for the benefit of the International Secured Parties.

“International Obligations” means all obligations of every nature of each International Loan Party from time to time owed to the lenders, agents, L/C issuers, indemnitees, secured hedging counterparties, in each case arising under the International Loan Documents or the secured hedging agreements referred to in the International Credit Agreement, as applicable, whether for principal, premium, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising and however acquired, and whether or not evidenced by any instrument or for the payment of money, including, without duplication, (a) if such International Loan Party is the International Borrower, all loans and L/C obligations under the International Loan Documents, (b) all interest, whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any Insolvency Proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding and (c) all other fees, expenses (including fees, charges and disbursement of counsel), interest, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to such International Loan Party under any International Loan Document.  Notwithstanding the foregoing, (i) unless otherwise agreed to by International Borrower and any applicable secured hedging counterparty, the obligations of the International Loan Parties under any such secured hedging agreement shall be secured and guaranteed pursuant to the International Loan Documents only to the extent that, and for so long as, the other International Obligations are so secured and guaranteed, (ii) any release of collateral or guarantors under the International Loan Documents effected in the manner permitted by the International Credit Agreement and any other International Loan Document shall not require the consent of any secured hedging counterparty and (iii) the International Obligations shall not include any excluded swap obligations.

“International Obligations Payment Date” means the first date on which (a) the International Obligations (other than those that constitute Unasserted Contingent Obligations) have been paid in cash in full (or cash collateralized or defeased in accordance with the terms of the International Loan Documents) and (b) the International Collateral Agent has delivered a written notice to the U.S. Revolver Collateral Agent and the Term Collateral Agent stating that the foregoing has occurred to the satisfaction of the International Secured Parties, which notice shall be delivered by the International Collateral Agent to the U.S. Revolver Collateral Agent and the Term Collateral Agent promptly after the occurrence of the events described in clause (a) (but without liability for any failure to so deliver such notice); provided that the International Obligations shall be deemed to be paid in full at such time as the International Collateral Agent has expressly acknowledged in a “payoff letter” or comparable written document the termination of the International Loan Documents related to the International Obligations, the payment in full of all outstanding obligations that constitute International Obligations thereunder (other than those that constitute Unasserted Contingent Obligations), the collateralization of all outstanding letters of credit (if any) that constitute International Obligations in accordance with the International Loan Documents related to the International Obligations and the termination of all commitments under the International Loan Documents related to the International Obligations that constitute International Obligations.

“International Pledged Stock” has the meaning set forth in the International Guaranty and Security Agreement (as in effect on the date hereof or otherwise amended solely in accordance with this Agreement).

“Loan Documents” means, collectively, the U.S. Loan Documents and the International Loan Documents.

“Loan Parties” means, collectively, the U.S. Loan Parties and the International Loan Parties.  All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.

“Non-Controlling Collateral Agent” means, at any time with respect to any Term Loan First Lien Collateral, any Agent (among the U.S. Revolver Collateral Agent and the International Collateral Agent) that is not the Controlling Pari Passu Collateral Agent at such time with respect to such Term Loan First Lien Collateral.

“Non-Shared Equity Interests” has the meaning set forth in the International Guaranty and Security Agreement.

“Obligations” means, collectively, the U.S. Revolver Obligations, the Term Loan Obligations and the International Obligations.

“Obligations Payment Dates” means, collectively, the Term Loan Obligations Payment Date, the U.S. Revolver Obligations Payment Date and the International Obligations Payment Date.

“Pari Passu DIP Financing” has the meaning set forth in Section 5.2(c).

“Patent License” means all agreements, whether written or oral, providing for the grant by or to any Loan Party of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.

“Patents” means (a) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, and (c) all rights to obtain any reissues or extensions of the foregoing.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency Proceeding (or would accrue but for the commencement of an Insolvency Proceeding), whether or not allowed or allowable in any such Insolvency Proceeding.

“Purchase Date” has the meaning set forth in Section 3.6(a).

“Purchase Notice” has the meaning set forth in Section 3.6(a).

“Purchasing Creditors” has the meaning set forth in Section 3.6(a).

“Recovery” has the meaning set forth in Section 5.5.

“Recovery Event” means any settlement of or payment in respect of any Property or casualty insurance claim or any condemnation proceeding relating to any Common Collateral.

“Revolver Standstill Period” has the meaning set forth in Section 3.2(a).

“Secured Parties” has the meaning set forth in the introduction hereof.

“Shared Equity Interests” has the meaning set forth in the International Guaranty and Security Agreement.

“Term Collateral Agent” has the meaning set forth in the introduction hereof.

“Term Loan DIP Financing” has the meaning set forth in Section 5.2(b).

“Term Loan First Lien Collateral” has the meaning set forth in the U.S. Guaranty and Security Agreement (as in effect on the date hereof or otherwise amended solely in accordance with this Agreement).

“Term Loan Lien” means any Lien created by the U.S. Guaranty and Security Agreement (as in effect on the date hereof or otherwise amended solely in accordance with this Agreement) granted or purported to be granted in favor of the Term Collateral Agent for the benefit of the Term Loan Secured Parties.

“Term Loan Obligations” means, respect of the Term Loan Facility, all obligations of every nature of each U.S. Loan Party from time to time owed to the lenders, agents, L/C issuers, indemnitees, secured hedging counterparties, in each case arising under the U.S. Loan Documents or the secured hedging agreements referred to in the U.S. Credit Agreement, as applicable, whether for principal, premium, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising and however acquired, and whether or not evidenced by any instrument or for the payment of money, including, without duplication, (a) if such U.S. Loan Party is the U.S. Borrower, all loans and L/C obligations under the U.S. Loan Documents, (b) all interest, whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any Insolvency Proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding and (c) all other fees, expenses (including fees, charges and disbursement of counsel), interest, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to such U.S. Loan Party under any U.S. Loan Document.  Notwithstanding the foregoing, (i) unless otherwise agreed to by U.S. Borrower and any applicable secured hedging counterparty, the obligations of the U.S. Loan Parties under any such secured hedging agreement shall be secured and guaranteed pursuant to the U.S. Loan Documents only to the extent that, and for so long as, the other Term Loan Obligations are so secured and guaranteed, (ii) any release of collateral or guarantors under the U.S. Loan Documents effected in the manner permitted by the U.S. Credit Agreement and any other U.S. Loan Document shall not require the consent of any secured hedging counterparty and (iii) the Term Loan Obligations shall not include any excluded swap obligations.

“Term Loan Obligations Payment Date” means the first date on which (a) the Term Loan Obligations (other than those that constitute Unasserted Contingent Obligations) have been paid in cash in full (or cash collateralized or defeased in accordance with the terms of the U.S. Loan Documents) and (b) the Term Collateral Agent has delivered a written notice to the U.S. Revolver Collateral Agent and the International Collateral Agent stating that the foregoing has occurred to the satisfaction of the Term Loan Secured Parties, which notice shall be delivered by the Term Collateral Agent to the U.S. Revolver Collateral Agent and the International Collateral Agent promptly after the occurrence of the events described in clause (a) (but without liability for any failure to so deliver such notice).

“Term Standstill Period” has the meaning set forth in Section 3.2(b).

“Trademark License” means any agreement, whether written or oral, providing for the grant by or to any Loan Party of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

“Triggering Event” means the occurrence of any one of the following events: (a) (x) the occurrence and continuance of any payment, bankruptcy or financial covenant related Event of Default under (and as defined in) the U.S. Credit Agreement that continues for a period of 45 consecutive days without being cured or waived or (y) any other Event of Default not included in the foregoing clause (x) that continues for a period of 90 consecutive days without being cured or waived, (b) the acceleration of all or any portion of the U.S. Revolver Obligations prior to stated maturity, (c) the exercise by any U.S. Revolver Secured Parties of enforcement rights or remedies against all or any material portion of the Common Collateral, (d) the disposition of all or any portion of the Common Collateral with a book value greater than $5,000,000 outside of the ordinary course of business by one or more Loan Parties with the consent of U.S. Revolver Collateral Agent after the occurrence and during the continuance of an Event of Default under the U.S. Loan Documents (and prior to the U.S. Revolver Obligations Payment Date) in connection with good faith efforts by Revolving Loan Agent to collect the Revolving Loan Debt through the disposition of the Common Collateral, (e) the termination or reduction by the U.S. Revolver Secured Parties of their commitment to provide revolving loans to the U.S. Borrower, except to the extent any such termination or reduction of commitments (x) was made at the request of the Borrowers or (y) resulted automatically under the terms of the U.S. Credit Agreement without any action or consent by any U.S. Revolver Secured Party or (f) the failure by the U.S. Revolver Secured Parties to honor requests for revolving loans or Letters of Credit by the U.S. Borrowers under the U.S. Credit Agreement (which have not been subsequently withdrawn) for a period of three consecutive Business Days as a result of the occurrence and continuance of a Default or Event of Default under (and as defined in) the U.S. Credit Agreement (other than any such Default or Event of Default arising as a result of an Insolvency Proceeding with respect to a Loan Party); provided that during such three Business Day period (x) but for the existence of any such Default, the U.S. Borrower would otherwise have been permitted under the terms of the U.S. Credit Agreement to make all such requested borrowings of loans or obtain the issuance of all such requested Letters of Credit and (y) the deposit accounts and securities accounts of the Loan Parties constituting Common Collateral shall have been under sole dominion and control of the U.S. Revolver Collateral Agent.

“U.S. Borrower” has the meaning set forth in the introduction hereof.

“U.S. Credit Agreement” has the meaning set forth in the introduction hereof.

“U.S. Pledged Stock” has the meaning set forth in the U.S. Guaranty and Security Agreement (as in effect on the date hereof or otherwise amended solely in accordance with this Agreement).

“U.S. Revolver Cap” means, as of any time of determination, an aggregate amount equal to (i) $33,000,000 plus (ii) 110% of the aggregate amount by which the U.S. Revolving Credit Commitment (as defined in the U.S. Credit Agreement on the date hereof) shall have been increased from time to time pursuant to, and in accordance with, the terms of Section 2.19(b) of the U.S. Credit Agreement (as in effect on the date hereof) in all respects.

“U.S. Revolver Collateral Agent” has the meaning set forth in the introduction hereof.

“U.S. Revolver DIP Financing” has the meaning set forth in Section 5.2(a).

“U.S. Revolver First Lien Collateral” has the meaning set forth in the U.S. Guaranty and Security Agreement (as in effect on the date hereof or otherwise amended solely in accordance with this Agreement).

“U.S. Revolver Lien” means any Lien created by the U.S. Guaranty and Security Agreement (as in effect on the date hereof or otherwise amended solely in accordance with this Agreement) not in excess of the U.S. Revolver Cap granted or purported to be granted in favor of the U.S. Revolver Collateral Agent for the benefit of the U.S. Revolver Secured Parties.

“U.S. Revolver Obligations” means, respect of the U.S. Revolver Credit Facility, all obligations of every nature of each U.S. Loan Party from time to time owed to the lenders, agents, L/C issuers, indemnitees, secured hedging counterparties, in each case arising under the U.S. Loan Documents or the secured hedging agreements referred to in the U.S. Credit Agreement, as applicable, whether for principal, premium, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising and however acquired, and whether or not evidenced by any instrument or for the payment of money, including, without duplication, (a) if such U.S. Loan Party is the U.S. Borrower, all loans and L/C obligations under the U.S. Loan Documents, (b) all interest, whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any Insolvency Proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding, (c) all Cash Management Obligations secured by the Liens granted under the U.S. Guarantee and Security Agreement and (d) all other fees, expenses (including fees, charges and disbursement of counsel), interest, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to such U.S. Loan Party under any U.S. Loan Document.  Notwithstanding the foregoing, (i) unless otherwise agreed to by U.S. Borrower and any applicable secured hedging counterparty, the obligations of the U.S. Loan Parties under any such secured hedging agreement shall be secured and guaranteed pursuant to the U.S. Loan Documents only to the extent that, and for so long as, the other U.S. Revolver Obligations are so secured and guaranteed, (ii) any release of collateral or guarantors under the U.S. Loan Documents effected in the manner permitted by the U.S. Credit Agreement and any other U.S.

Loan Document shall not require the consent of any secured hedging counterparty and (iii) the U.S. Revolver Obligations shall not include any excluded swap obligations.

“U.S. Revolver Obligations Payment Date” means the first date on which (a) the U.S. Revolver Obligations (other than those that constitute Unasserted Contingent Obligations) in an amount equal to the lesser of (i) the U.S. Revolver Cap and (ii) all outstanding U.S. Revolver Obligations have been paid in cash in full (or cash collateralized or defeased in accordance with the terms of the U.S. Loan Documents) or otherwise discharged to the satisfaction of the U.S. Revolver Secured Parties, (b) all commitments to extend credit under the U.S. Loan Documents have been terminated in an amount equal to the lesser of (i) the U.S. Revolver Cap and (ii) all outstanding U.S. Revolver Credit Commitments, (c) there are no outstanding letters of credit or similar instruments issued under the U.S. Loan Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the U.S. Security Documents), and (d) the U.S. Revolver Collateral Agent has delivered a written notice to the International Collateral Agent and the Term Collateral Agent stating that the events described in clauses (a), (b) and (c) have occurred to the satisfaction of the U.S. Revolver Secured Parties, which notice shall be delivered by the U.S. Revolver Collateral Agent to the International Collateral Agent and the Term Collateral Agent promptly after the occurrence of the events described in clauses (a), (b) and (c) (but without liability for any failure to so deliver such notice); provided that the U.S. Revolver Obligations shall be deemed to be paid in full at such time as the U.S. Revolver Collateral Agent has expressly acknowledged in a “payoff letter” or comparable written document the termination of the U.S. Loan Documents related to the U.S. Revolver Obligations, the payment in full of all outstanding obligations that constitute U.S. Revolver Obligations thereunder (other than those that constitute Unasserted Contingent Obligations), the collateralization of all outstanding letters of credit (if any) that constitute U.S. Revolver Obligations in accordance with the U.S. Loan Documents related to the U.S. Revolver Obligations and the termination of all commitments under the U.S. Loan Documents related to the U.S. Revolver Obligations that constitute U.S. Revolver Obligations.

“Unasserted Contingent Obligations” means, at any time, any Obligation, as the case may be, for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any Obligation and (b) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of any Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

1.3          Terms Generally.  The rules of construction and interpretation set forth in Section 1.5 of the U.S. Credit Agreement and the International Credit Agreement, as applicable, also apply to this Agreement, mutatis mutandis.

SECTION 2.         Lien Priorities.

2.1          Subordination of Liens.

(a)           U.S. Revolver First Lien Collateral.  Any and all Liens on the U.S. Revolver First Lien Collateral now existing or hereafter created or arising in favor of any Term Loan Secured Party securing the Term Loan Obligations or of any International Secured Party securing the International Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens on the U.S. Revolver First Lien Collateral now existing or hereafter created or arising in favor of the U.S. Revolver Secured Parties securing the U.S. Revolver Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Term Loan Secured Party or International Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the UCC or any Requirement of Law or any International Loan Document or U.S. Loan Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any U.S. Revolver Secured Party securing any of the U.S. Revolver Obligations are (A)  subordinated to any Lien securing any obligation of any Loan Party other than the Term Loan Obligations or (B) otherwise subordinated, voided, avoided, invalidated or lapsed.

(b)           Term Loan First Lien Collateral.  Any and all Liens on the Term Loan First Lien Collateral now existing or hereafter created or arising in favor of any U.S. Revolver Secured Party securing the U.S. Revolver Obligations or of any International Secured Party securing the International Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens on the Term Loan First Lien Collateral now existing or hereafter created or arising in favor of the Term Loan Secured Parties securing the Term Loan Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any U.S. Revolver Secured Party or International Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the UCC or any Requirement of Law or any U.S. Loan Document or International Loan Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any Term Loan Secured Party securing any of the Term Loan Obligations are (A) subordinated to any Lien securing any obligation of any Loan Party other than the U.S. Revolver Obligations or International Obligations or (B) otherwise subordinated, voided, avoided, invalidated or lapsed.

(c)           Equal Priority.  Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any U.S. Revolver Obligations or International Obligations granted on the Term Loan First Lien Collateral and notwithstanding any provision of the UCC of any jurisdiction, or any other Requirement of Law or the Secured Credit Documents or any defect or deficiencies in the Liens securing such Obligations or any other circumstance whatsoever, each of the U.S. Revolver Secured Parties and International Secured Parties hereby agrees that the Liens securing each of the U.S. Revolver Obligations and the International Obligations on any Term Loan First Lien Collateral shall be of equal priority, but subject to the order of application of proceeds thereof as specified in Section 4.1(c).

(d)           No Contesting.  No U.S. Revolver Secured Party, Term Loan Secured Party or International Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Common Collateral granted to the other.  Notwithstanding any failure by any U.S. Revolver Secured Party, Term Loan Secured Party or International Secured Party to perfect its security interests in the Common Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Common Collateral granted to the U.S. Revolver Secured Parties, Term Loan Secured Parties or International Secured Parties, the priority and rights as between the U.S. Revolver Secured Parties, Term Loan Secured Parties and International Secured Parties with respect to the Common Collateral shall be as set forth herein.

2.2          Nature of U.S. Revolver Obligations and International Obligations.  The Term Collateral Agent acknowledges that the U.S. Revolver Obligations and the International Obligations represent Indebtedness that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the U.S. Revolver Obligations and the International Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the U.S. Revolver Obligations and the International Obligations may be increased, replaced or refinanced, in each event not in contravention of Section 6(d).  The lien priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the U.S. Revolver Obligations or the International Obligations or any portion thereof except as permitted in Section 6(d).

2.3          Agreements Regarding Actions to Perfect Liens.

(a)           Filings by the Term Collateral Agent.  The Term Collateral Agent agrees that, prior to the U.S. Revolver Obligations Payment Date or the International Obligations Payment Date, as applicable, UCC-1 financing statements, patent, trademark or copyright filings or other filings or recordings filed or recorded by or on behalf of the Term Collateral Agent shall be in form reasonably satisfactory to the US. Revolver Collateral Agent or the International Collateral Agent, respectively.

(b)           Filings by the U.S. Revolver Collateral Agent.  The U.S. Revolver Collateral Agent agrees that, prior to the Term Loan Obligations Payment Date or the International Obligations Payment Date, as applicable, UCC-1 financing statements, patent, trademark or copyright filings or other filings or recordings filed or recorded by or on behalf of the U.S. Revolver Collateral Agent shall be in form reasonably satisfactory to the Term Collateral Agent or the International Collateral Agent, respectively.

(c)           Filings by the International Collateral Agent.  The International Collateral Agent agrees that, prior to the Term Loan Obligations Payment Date or the U.S. Revolver Obligations Payment Date, as applicable, UCC-1 financing statements, patent, trademark or copyright filings or other filings or recordings filed or recorded by or on behalf of the International Collateral Agent shall be in form reasonably satisfactory to the Term Collateral Agent or the U.S. Revolver Collateral Agent, respectively.

(d)           Common Collateral.  Each of the U.S. Revolver Collateral Agent, the Term Collateral Agent and the International Collateral Agent hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the UCC or comparable international equivalent, as applicable) over Common Collateral pursuant to the U.S. Security Documents or the International Security Documents, as applicable, such possession or control is also for the benefit of the Term Collateral Agent and the other Term Loan Secured Parties, U.S. Revolver Collateral Agent and the other U.S. Revolver Secured Parties, or the International Collateral Agent and the other International Secured Parties, as applicable, solely to the extent required to perfect their security interest in such Common Collateral.  Nothing in the preceding sentence shall be construed to impose any duty on the U.S. Revolver Collateral Agent, the Term Collateral Agent or the International Collateral Agent (or any third party acting on either such Person’s behalf) with respect to such Common Collateral or provide the Term Collateral Agent or any other Term Loan Secured Party, U.S. Revolver Collateral Agent and the other U.S. Revolver Secured Parties, or the International Collateral Agent and the other International Secured Parties, as applicable, with any rights with respect to such Common Collateral beyond those specified in this Agreement, the U.S. Security Documents and the International Security Documents; provided that (i) subsequent to the occurrence of the U.S. Revolver Obligations Payment Date (if the Term Loan Obligations Payment Date or the International Obligations Payment Date has not occurred), the U.S. Revolver Collateral Agent shall (A) deliver to the Term Collateral Agent or (if the Term Loan Obligations Payment Date has occurred) the International Collateral Agent, at the Borrowers’ sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the U.S. Loan Documents or (B) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs, (ii) subsequent to the occurrence of the Term Loan Obligations Payment Date (if the U.S. Revolver Obligations Payment Date or International Payment Date, as applicable, has not occurred), the Term Collateral Agent shall (A) deliver to the Controlling Pari Passu Collateral Agent, at the Borrowers’ sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the U.S. Loan Documents or (B) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs, and (iii) subsequent to the occurrence of the International Obligations Payment Date (if the U.S. Revolver Obligations Payment Date or the Term Loan Obligations Payment Date, as applicable, has not occurred), the International Collateral Agent shall (A) deliver to the U.S. Revolver Collateral Agent (in respect of any U.S. Revolver First Lien Collateral) or the Term Collateral Agent (in respect of any Term Loan First Lien Collateral), as applicable, at the Borrowers’ sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the International Loan Documents or (B) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs; and provided, further, that the provisions of this Agreement are intended solely to govern the respective Lien priorities as between the U.S. Revolver Secured Parties, the Term Loan Secured Parties and the International Secured Parties and shall not impose on the U.S. Revolver Secured Parties, the Term Loan Secured Parties or the International Secured Parties any obligations in respect of the disposition of any Common Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

2.4          No New Liens.

(a)           Protection of U.S. Revolver Obligations.  Until the U.S. Revolver Obligations Payment Date has occurred, but subject to the next succeeding sentence: (i) there shall be no Lien securing any Term Loan Obligation or International Obligation, and no Loan Party shall have any right to create any such Lien, in each case except as otherwise permitted under the Loan Documents, on any Property of any Loan Party if such Property is not already subject to, or does not concurrently become subject to, a Lien securing the U.S. Revolver Obligations subject to the lien priorities set forth in Section 2.1, and (ii) if any Term Loan Secured Party or International Secured Party shall acquire or hold any Lien securing any Term Loan Obligation or International Obligations on any Property of any Loan Party that is not also subject to the Lien of the U.S. Revolver Collateral Agent under the U.S. Loan Documents (and subject to the lien priorities set forth in Section 2.1), then the Term Collateral Agent or the International Collateral Agent (as applicable) will, without the need for any further consent of any other Term Loan Secured Party or International Secured Party (as applicable) and notwithstanding anything to the contrary in any other U.S. Loan Document or International Loan Document, be deemed to also hold and have held such Lien for the benefit of the U.S. Revolver Collateral Agent as security for the U.S. Revolver Obligations (subject to the lien priorities set forth in Section 2.1 and the other terms hereof) and shall promptly notify the U.S. Revolver Collateral Agent in writing of the existence of such Lien. The foregoing sentence shall not apply to: (i) Liens securing obligations under any Secured Hedging Agreement or (ii) Liens created to secure solely the International Obligations on Property of the U.S. Borrower and its Subsidiaries that is not Common Collateral.  To the extent that the first sentence of this Section 2.4(a) is not complied with for any reason, without limiting any other rights and remedies available to the U.S. Revolver Secured Parties, the Term Collateral Agent and the International Collateral Agent agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of such first sentence shall be subject to Section 4.1.

(b)           Protection of Term Loan Obligations.  Until the Term Loan Obligations Payment Date has occurred, but subject to the next succeeding sentence: (i) there shall be no Lien securing any U.S. Revolver Obligation or International Obligation, and no Loan Party shall have any right to create any such Lien, in each case except as otherwise permitted under the Loan Documents, on any Property of any Loan Party if such Property is not already subject to, or does not concurrently become subject to, a Lien securing the Term Loan Obligations subject to the lien priorities set forth in Section 2.1, and (ii) if any U.S. Revolver Secured Party or International Secured Party shall acquire or hold any Lien securing any U.S. Revolver Obligation or International Obligations on any Property of any Loan Party that is not also subject to the Lien of the Term Collateral Agent under the U.S. Loan Documents (and subject to the lien priorities set forth in Section 2.1), then the U.S. Revolver Collateral Agent or the International Collateral Agent (as applicable) will, without the need for any further consent of any other U.S. Revolver Secured Party or International Secured Party (as applicable) and notwithstanding anything to the contrary in any other U.S. Loan Document or International Loan Document, be deemed to also hold and have held such Lien for the benefit of the Term Collateral Agent as security for the Term Loan Obligations (subject to the lien priorities set forth in Section 2.1 and the other terms hereof) and shall promptly notify the Term Collateral Agent in writing of the existence of such Lien. The foregoing sentence shall not apply to: (i)  Liens securing obligations under any Secured Hedging Agreement and cash collateralization of any U.S. Revolver Obligations or International Obligations consisting of letters of credit or (ii) Liens created to secure solely the International Obligations on Property of the U.S. Borrower and its Subsidiaries that is not

Common Collateral.  To the extent that the first sentence of this Section 2.4(b) is not complied with for any reason, without limiting any other rights and remedies available to the Term Loan Secured Parties, the U.S. Revolver Collateral Agent and the International Collateral Agent agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of such first sentence shall be subject to Section 4.1.

(c)           Protection of International Obligations.  Until the International Obligations Payment Date has occurred, but subject to the next succeeding sentence: (i) there shall be no Lien securing any U.S. Revolver Obligation or Term Loan Obligation, and no Loan Party shall have any right to create any such Lien, in each case except as otherwise permitted under the Loan Documents, on any Property of any Loan Party if such Property is not already subject to, or does not concurrently become subject to, a Lien securing the International Obligations subject to the lien priorities set forth in Section 2.1, and (ii) if any U.S. Revolver Secured Party or Term Loan Secured Party shall acquire or hold any Lien securing any U.S. Revolver Obligation or Term Loan Obligations on any Property of any Loan Party that is not also subject to the Lien of the International Collateral Agent under the International Loan Documents (and subject to the lien priorities set forth in Section 2.1), then the U.S. Revolver Collateral Agent or the Term Collateral Agent (as applicable) will, without the need for any further consent of any other U.S. Revolver Secured Party or Term Loan Secured Party (as applicable) and notwithstanding anything to the contrary in any other U.S. Loan Document or International Loan Document, be deemed to also hold and have held such Lien for the benefit of the International Collateral Agent as security for the International Obligations (subject to the lien priorities set forth in Section 2.1 and the other terms hereof) and shall promptly notify the International Collateral Agent in writing of the existence of such Lien. The foregoing sentence shall not apply to: (i) Liens securing obligations under any Secured Hedging Agreement and cash collateralization of any U.S. Revolver Obligations consisting of letters of credit or (ii) Liens created to secure solely the International Obligations on Property of the U.S. Borrower and its Subsidiaries that is not Common Collateral.  To the extent that the first sentence of this Section 2.4(c) is not complied with for any reason, without limiting any other rights and remedies available to the International Secured Parties, the U.S. Revolver Collateral Agent and the Term Collateral Agent agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of such first sentence shall be subject to Section 4.1

2.5          Hedging Obligations and Cash Management Obligations.  Notwithstanding anything to the contrary set forth in this Agreement, if at any date the events described in clauses (a), (b) and (c) of the defined term “U.S. Revolver Obligations Payment Date” (other than with respect to obligations under any Secured Hedging Agreement, Cash Management Obligations and Unasserted Contingent Obligations) shall have occurred, the Term Collateral Agent shall have the right to take any Enforcement Action with respect to the U.S. Revolver First Lien Collateral; provided that the Term Collateral Agent hereby acknowledges and agrees that any proceeds of the U.S. Revolver First Lien Collateral received after such date shall be applied in accordance with Section 4.1 until the U.S. Revolver Obligations Payment Date.

SECTION 3.         Enforcement Rights; Purchase Option.

3.1          Exclusive Enforcement.

(a)           By U.S. Revolver Secured Parties.  Subject to the proviso set forth in Section 3.2(a), until the U.S. Revolver Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the U.S. Revolver Secured Parties shall have the exclusive right to take and continue any Enforcement Action with respect to the U.S. Revolver First Lien Collateral, without any consultation with or consent of any Term Loan Secured Party or International Secured Party except as otherwise expressly provided for in this Agreement; provided that nothing contained herein shall be construed as preventing the Term Collateral Agent, any Term Loan Secured Party, the International Collateral Agent or any International Secured Party from taking any action which is reasonably necessary to (i) perfect the Term Loan Liens or International Liens upon the U.S. Revolver First Lien Collateral (other than by possession or “control” (within the meaning of the UCC)) or (ii) prove, preserve or protect (but not enforce) the Term Loan Liens or International Liens (as applicable) upon the U.S. Revolver First Lien Collateral, so long as such action would not, in any case, adversely affect any U.S. Revolver Lien.  Upon the occurrence and during the continuance of a Default under the U.S. Loan Documents, the U.S. Revolver Collateral Agent and the other U.S. Revolver Secured Parties may take and continue any Enforcement Action with respect to the U.S. Revolver Obligations and the U.S. Revolver First Lien Collateral in such order and manner as they may determine in their sole discretion.

(b)           By Term Loan Secured Parties.  Subject to the proviso set forth in Section 3.2(b), until the Term Loan Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the Term Loan Secured Parties shall have the exclusive right to take and continue any Enforcement Action with respect to the Term Loan First Lien Collateral, without any consultation with or consent of any U.S. Revolver Secured Party or International Secured Party except as otherwise expressly provided for in this Agreement; provided that nothing contained herein shall be construed as preventing the U.S. Revolver Collateral Agent, any U.S. Revolver Secured Party, the International Collateral Agent or any International Secured Party from taking any action which is reasonably necessary to (i) perfect the U.S. Revolver Liens or International Liens upon the Term Loan First Lien Collateral (other than by possession or “control” (within the meaning of the UCC)) or (ii) prove, preserve or protect (but not enforce) the U.S. Revolver Liens or International Liens upon the Term Loan First Lien Collateral, so long as such action would not, in any case, adversely affect any Term Loan Lien.  Upon the occurrence and during the continuance of a default or an event of default under the U.S. Loan Documents, the Term Collateral Agent and the other Term Loan Secured Parties may take and continue any Enforcement Action with respect to the Term Loan Obligations and the Term Loan First Lien Collateral in such order and manner as they may determine in their sole discretion.

(c)           Equity Interests Pledged as Term Loan First Lien Collateral and International First Lien Collateral.  Notwithstanding anything herein to the contrary, in the event the International Collateral Agent intends to exercise its rights to sell or foreclose on the International Pledged Stock, the International Collateral Agent shall first exercise its rights to sell or foreclose on the Non-Shared Equity Interests.  If the Term Collateral Agent exercises its rights to sell or foreclose on the U.S. Pledged Stock, the International Collateral Agent shall also be permitted to unilaterally take and continue any exercise of its rights and remedies with respect to the Shared Equity Interests; provided that the value of any such Shared Equity Interests over which the International Collateral Agent has exercised its rights and remedies shall not count against the International Cap.  This Section 3.1(c) shall not restrict any Agent from receiving or applying any dividends or distributions received in respect of such Equity Interests and paid or distributed by any Loan Party.

(d)           By International Secured Parties.  Nothing herein shall affect the rights or remedies of the International Collateral Agent or the International Secured Parties in respect of the International First Lien Collateral, except only that the International Collateral Agent hereby agrees that for the 120-day period following an acceleration of the International Obligations, the portion of the International Collateral in respect of which it may exercise its rights and remedies shall have a value not in excess of 120% of the aggregate outstanding principal amount of the International Obligations at the time of any such exercise (the “International Cap”, it being understood that for such purpose the value of (i) the Eligible International Receivables shall be the face value of such Receivables as of the date of such exercise of rights and remedies by the International Collateral Agent, net of chargebacks and associated credits, and (ii) the Equity Interests referred to in Section 2.3(a)(ii) of the International Credit Agreement shall be the face value of the Receivables referred to in such Section as of the date of such exercise of rights and remedies by the International Collateral Agent, net of chargebacks and associated credits).

(e)           Second Liens.

(i)            For any Enforcement Action after the Term Loan Obligations Payment Date has occurred taken in respect of any Term Loan First Lien Collateral, (A) only the Controlling Pari Passu Collateral Agent shall act or refrain from acting with respect to such Term Loan First Lien Collateral and (B) no Non-Controlling Collateral Agent or other Secured Party shall commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Term Loan First Lien Collateral, it being agreed that only the Controlling Pari Passu Collateral Agent shall be entitled to take any such actions or exercise any such remedies with respect to such Term Loan First Lien Collateral.  No Non-Controlling Collateral Agent or other Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Controlling Pari Passu Collateral Agent or any other exercise by the Controlling Pari Passu Collateral Agent of any rights and remedies relating to the Term Loan First Lien Collateral.  The foregoing shall not be construed to limit the rights and priorities of any Secured Party with respect to any Collateral not constituting Term Loan First Lien Collateral.

(ii)           For any Enforcement Action after the U.S. Revolver Obligations Payment Date has occurred taken in respect of any U.S. Revolver First Lien Collateral, (A) only the Term Collateral Agent (or, after the Term Loan Obligations Payment Date, the International Revolver Collateral Agent) shall act or refrain from acting with respect to such U.S. Revolver First Lien Collateral and (B) no other Agent or other Secured Party shall commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any U.S. Revolver First Lien Collateral, it being agreed that only the Term Collateral Agent (or, after the Term Loan Obligations Payment Date, the International Revolver Collateral Agent) shall be entitled to take any such actions or exercise any such remedies with respect to such U.S. Revolver First Lien Collateral.  No other Agent or other Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Term Collateral Agent (or, after the Term Loan Obligations Payment Date, the International Revolver Collateral Agent) or any other exercise by such Collateral Agent of any rights and remedies relating to the U.S. Revolver First Lien Collateral.  The foregoing shall not be construed to limit the rights and priorities of any Secured Party with respect to any Collateral not constituting U.S. Revolver First Lien Collateral.

(f)            Permitted Actions.  Notwithstanding the foregoing provisions of this Section 3, each Agent, on behalf of itself and the applicable Secured Parties, may:

(i)            file a claim, proof of claim or statement of interest with respect to the applicable Obligations of such Agent (on behalf of itself and the applicable Secured Parties) in any Insolvency Proceeding with respect to any Loan Party;

(ii)           take any action not in contravention or violation of the Lien priorities set forth in Section 2 in order to create, perfect, preserve or protect the applicable Lien on the Common Collateral or the International First Lien Collateral, as applicable;

(iii)          join (but not control) any foreclosure or judicial lien enforcement proceeding with respect to the U.S. Revolver First Lien Collateral initiated by U.S. Revolver Agent, so long as such action would not and would not reasonably be expected to delay or interfere in any respect with the exercise by U.S. Revolver Agent of its rights with respect to the U.S. Revolver First Lien Collateral;

(iv)          file any necessary responsive or defensive pleadings (including any compulsory counterclaims) in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the applicable Secured Party, including any claims secured by the Common Collateral or the International First Lien Collateral, as applicable, in each case in accordance with the terms of this Agreement;

(v)           take any action necessary to prevent the running of any applicable statute of limitations or similar restrictions on claims;

(vi)          file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of any Loan Party arising in any Insolvency Proceeding or under any applicable non-bankruptcy law or regulation, in each case, not prohibited by the express terms with the terms of this Agreement;

(vii)         take any action to seek and obtain specific performance or injunctive relief to compel any Loan Party to comply with (or not violate or breach) any obligation under the U.S. Loan Documents or the International Loan Documents, as applicable, so long as such action is not accompanied by a claim for monetary damages other than reimbursement for any expenditures made to satisfy such obligations or in connection with such litigation;

(viii)        vote on any plan of reorganization or make any other filings or motions that are, in each case, not prohibited by the express terms of this Agreement;

(ix)          accelerate any portion of the applicable Obligations of such Secured Party; and

(x)           engage consultants, valuation firms and investment bankers, and perform or engage third parties to perform audits, examinations and appraisals of the Common Collateral or the International First Lien Collateral, as applicable, for the sole purpose of valuing such Common Collateral or the International First Lien Collateral, as applicable, and not for the purpose of marketing or conducting a sale or disposition of the Collateral such Common Collateral or the International First Lien Collateral, as applicable.

3.2          Standstill and Waivers.

(a)           U.S. Revolver Obligations Payment Date.  The Term Collateral Agent and the International Collateral Agent each agrees that, until the U.S. Revolver Obligations Payment Date has occurred, subject to Section 2.5, the proviso set forth in Section 3.1(a), the proviso set forth in this Section 3.2(a) and the proviso set forth in Section 5.1(a):

(i)            It will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Term Loan Obligation or International Obligation pari passu with or senior to, or to give any Term Loan Secured Party or International Secured Party any preference or priority relative to, the Liens on the U.S. Revolver First Lien Collateral securing the U.S. Revolver Obligations;

(ii)           it will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the U.S. Revolver First Lien Collateral by any U.S. Revolver Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) in respect of the U.S. Revolver First Lien Collateral by or on behalf of any U.S. Revolver Secured Party;

(iii)          it has no right to (A) direct either the U.S. Revolver Collateral Agent or any other U.S. Revolver Secured Party to exercise any right, remedy or power with respect to the U.S. Revolver First Lien Collateral or pursuant to the U.S. Security Documents in respect of the U.S. Revolver First Lien Collateral or (B) consent or object to the exercise by the U.S. Revolver Collateral Agent or any other U.S. Revolver Secured Party of any right, remedy or power with respect to the U.S. Revolver First Lien Collateral or pursuant to the U.S. Security Documents in respect of the U.S. Revolver First Lien Collateral or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (iii), whether as a junior lien creditor in respect of the U.S. Revolver First Lien Collateral or otherwise, they hereby irrevocably waive such right);

(iv)          it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any U.S. Revolver Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no U.S. Revolver Secured Party shall be liable for, any action taken or omitted to be taken by any U.S. Revolver Secured Party with respect to the U.S. Revolver First Lien Collateral or pursuant to the U.S. Loan Documents in respect of the U.S. Revolver First Lien Collateral so long as such U.S. Revolver Secured Party, in taking or omitting to take such action, has not breached or otherwise violated this Agreement;

(v)           it will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the U.S. Revolver First Lien Collateral; and

(vi)          it will not seek, and hereby waive any right, to have the U.S. Revolver First Lien Collateral or any part thereof marshaled upon any foreclosure or other disposition of the U.S. Revolver First Lien Collateral;

provided that the Term Collateral Agent and the International Collateral Agent may each exercise any right to enforce, collect or realize on the U.S. Revolver First Lien Collateral or exercise any other right or remedy with respect to the U.S. Revolver First Lien Collateral after the passage of a period of 180 days from the earlier of (a) the commencement of any Insolvency Proceeding by or against any Loan Party that has not been dismissed and (b) the date of delivery of a notice in writing to the U.S. Revolver Collateral Agent with respect to the U.S. Revolver First Lien Collateral of the Term Collateral Agent’s or the International Collateral Agent’s (as applicable) intention to exercise its right to take such actions (the “Revolver Standstill Period”); provided, however, the Term Collateral Agent and the International Collateral Agent will not be entitled to exercise any rights or remedies with respect to U.S. Revolver First Lien Collateral if, notwithstanding the expiration of the Revolver Standstill Period, the U.S. Revolver Collateral Agent or any other U.S. Revolver Secured Party shall have commenced the exercise of any of their rights or remedies with respect to all or any material portion of the U.S. Revolver First Lien Collateral (prompt notice of such exercise to be given to the Term Collateral Agent and the International Collateral Agent) and is diligently pursuing the exercise thereof.

(b)           Term Loan Obligations Payment Date.  The U.S. Revolver Collateral Agent and the International Collateral Agent each agrees that, until the Term Loan Obligations Payment Date has occurred, subject to the proviso set forth in Section 3.1(b), the proviso set forth in this Section 3.2(b) and the proviso set forth in Section 5.1(b):

(i)            it will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any U.S. Revolver Obligation or International Obligation pari passu with or senior to, or to give any U.S. Revolver Secured Party or

International Secured Party any preference or priority relative to, the Liens on the Term Loan First Lien Collateral securing the Term Loan Obligations;

(ii)           it will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Term Loan First Lien Collateral by any Term Loan Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) in respect of the Term Loan First Lien Collateral by or on behalf of any Term Loan Secured Party;

(iii)          it has no right to (A) direct either the Term Collateral Agent or any other Term Loan Secured Party to exercise any right, remedy or power with respect to the Term Loan First Lien Collateral or pursuant to the Term Loan Security Documents in respect of the Term Loan First Lien Collateral or (B) consent or object to the exercise by the Term Collateral Agent or any other Term Loan Secured Party of any right, remedy or power with respect to the Term Loan First Lien Collateral or pursuant to the Term Loan Security Documents in respect of the Term Loan First Lien Collateral or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (iii), whether as a junior lien creditor in respect of the Term Loan First Lien Collateral or otherwise, they hereby irrevocably waive such right);

(iv)          it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any Term Loan Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no Term Loan Secured Party shall be liable for, any action taken or omitted to be taken by any Term Loan Secured Party with respect to the Term Loan First Lien Collateral or pursuant to the Term Loan Documents in respect of the Term Loan First Lien Collateral so long as such Term Loan Secured Party, in taking or omitting to take such action, has not breached or otherwise violated this Agreement;

(v)           it will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Term Loan First Lien Collateral; and

(vi)          it will not seek, and hereby waive any right, to have the Term Loan First Lien Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Term Loan First Lien Collateral;

provided that the U.S. Revolver Collateral Agent and the International Collateral Agent may each exercise any right to enforce, collect or realize on the Term Loan First Lien Collateral or exercise any other right or remedy with respect to the Term Loan First Lien Collateral after the passage of a period of 180 days from the earlier of (a) the commencement of any Insolvency Proceeding by or against any Loan Party that has not been dismissed and (b) the date of delivery of a notice in writing to the Term Collateral Agent with respect to the Term Loan First Lien Collateral of the U.S. Revolver Collateral Agent’s or International Collateral Agent’s (as applicable) intention to exercise its right to take such actions (the “Term Standstill Period”); provided, however, the U.S. Revolver Collateral Agent and International Collateral Agent will not be entitled to exercise any rights or remedies with respect to Term Loan First Lien Collateral if, notwithstanding the expiration of the Term Standstill Period, the Term Collateral Agent or any other Term Loan Secured Party shall have commenced the exercise of any of their rights or remedies with respect to all or any portion of the Term Loan First Lien Collateral (prompt notice of such exercise to be given to the U.S. Revolver Collateral Agent and International Collateral Agent) and is pursuing the exercise thereof.

(c)           Second Liens.  Each U.S. Revolver Secured Party agrees for the benefit of the International Secured Parties, and each International Secured Party agrees for the benefit of the U.S. Revolver Secured Parties that (i) it will not challenge or question in any proceeding the validity or enforceability of any Obligations of such other Secured Parties or the validity, attachment, perfection or priority of any Lien under any U.S. Loan Document or International Loan Document, as applicable, or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Term Loan First Lien Collateral by the Controlling Pari Passu Collateral Agent, (iii) except as provided in Section 3.1, it shall have no right to (A) direct the Controlling Pari Passu Collateral Agent to exercise any right, remedy or power with respect to any Term Loan First Lien Collateral or (B) consent to the exercise by the Controlling Pari Passu Collateral Agent of any right, remedy or power with respect to any Term Loan First Lien Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Controlling Pari Passu Collateral Agent seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Term Loan First Lien Collateral, and none of the Controlling Pari Passu Collateral Agent or other Secured Parties shall be liable for any action taken or omitted to be taken by the Controlling Pari Passu Collateral Agent or other Secured Parties with respect to any Term Loan First Lien Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Term Loan First Lien Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Term Loan First Lien Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Controlling Pari Passu Collateral Agent or other Secured Party to enforce this Agreement.

3.3          Judgment Creditors.  In the event that any Term Loan Secured Party, U.S. Revolver Secured Party or International Secured Party becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Term Loan Liens, U.S. Revolver Liens and International Liens, in addition to the Term Loan Obligations, U.S. Revolver Obligations and International Obligations) to the same extent as all other Liens securing the Term Loan Obligations, U.S. Revolver Obligations or International Obligations, respectively, are subject to the terms of this Agreement.

3.4          Cooperation; Sharing of Information and Access; License.

(a)           Cooperation.  Until the U.S. Revolver Obligations Payment Date has occurred, the Term Collateral Agent and the International Collateral Agent each agrees that each of them shall take such actions as the U.S. Revolver Collateral Agent shall reasonably request (subject to the condition that the Term Collateral Agent (and each of the Term Loan Secured Parties) and the International Collateral Agent (and each of the International Secured Parties) shall have no obligation or duty to take any action or refrain from taking any action that could reasonably be expected to result in (A) the incurrence of any liability or damage to the Term Collateral Agent (and each of the Term Loan Secured Parties) or the International Collateral Agent (and each of the International Secured Parties), or (B) a violation of any lease, license, use, occupancy or access agreements governing the Common Collateral or the International First Lien Collateral) in connection with the exercise by the U.S. Revolver Secured Parties of their rights set forth herein in respect of the U.S. Revolver First Lien Collateral.  Until the Term Loan Obligations Payment Date has occurred, the U.S. Revolver Collateral Agent and the International Collateral Agent each agrees that each of them shall take such actions as the Term Collateral Agent shall reasonably request (subject to the condition that the U.S. Revolver Collateral Agent (and each of the U.S. Revolver Secured Parties) and the International Collateral Agent (and each of the International Secured Parties) shall have no obligation or duty to take any action or refrain from taking any action that could reasonably be expected to result in (A) the incurrence of any liability or damage to the U.S. Revolver Collateral Agent (and each of the U.S. Revolver Loan Secured Parties) or the International Collateral Agent (and each of the International Secured Parties) or (B) a violation of any lease, license, use, occupancy or access agreements governing the Common Collateral or the International First Lien Collateral) in connection with the exercise by the Term Loan Secured Parties of their rights set forth herein in respect of the Term Loan First Lien Collateral.

(b)           Possession and Control.  In the event that the U.S. Revolver Collateral Agent or the International Collateral Agent shall, in the exercise of its rights under the U.S. Loan Documents, the International Loan Documents or otherwise, receive possession or control of any books and records of any Loan Party that contain information identifying or pertaining to the Term Loan First Lien Collateral, the U.S. Revolver Collateral Agent or International Collateral Agent, as applicable, shall promptly notify the Term Collateral Agent of such fact and, upon request from the Term Collateral Agent and as promptly as practicable thereafter, shall either make available to the Term Collateral Agent such books and records for inspection and duplication or provide to the Term Collateral Agent copies thereof.  In the event that the Term Collateral Agent or the International Collateral shall, in the exercise of its rights under the Term Loan Documents, the International Loan Documents or otherwise, receive possession or control of any books and records of any Loan Party that contain information identifying or pertaining to the U.S. Revolver First Lien Collateral, the Term Collateral Agent or the International Collateral Agent, as applicable, shall promptly notify the U.S. Revolver Collateral Agent of such fact and, upon request from the U.S. Revolver Collateral Agent and as promptly as practicable thereafter, shall either make available to the U.S. Revolver Collateral Agent such books and records for inspection and duplication or provide to the U.S. Revolver Collateral Agent copies thereof.

(c)           License.  The Term Collateral Agent hereby irrevocably grants the U.S. Revolver Collateral Agent and the International Collateral Agent a non-exclusive worldwide license to or right to use, to the maximum extent permitted by applicable law and to the extent of the Term Collateral Agent’s interest therein, exercisable without payment of royalty or other compensation, any of the Intellectual Property now or hereafter owned by, licensed to, or otherwise used by the Loan Parties in order for the U.S. Revolver Collateral Agent, the U.S. Revolver Secured Parties, the International Collateral Agent and the International Secured Parties to purchase, use, market, repossess, possess, store, assemble, manufacture, process, sell, transfer, distribute or otherwise dispose of any Property included in the U.S. Revolver First Lien Collateral in connection with the liquidation, disposition, foreclosure or realization upon the U.S. Revolver First Lien Collateral in accordance with the terms of the U.S. Loan Documents or International Loan Documents; provided that such license shall expire on the earlier of (i) the U.S. Revolver Obligations Payment Date or the International Obligations Payment Date, as applicable, and (ii) the date that the U.S. Revolver First Lien Collateral has been liquidated, disposed of, foreclosed on or realized upon (the “License Expiration Date”).  The Term Collateral Agent agrees that any of the Intellectual Property constituting Term Loan First Lien Collateral that is sold, transferred or otherwise disposed of (whether pursuant to an Enforcement Action or otherwise) prior to the License Expiration Date will be subject to the rights of the U.S. Revolver Collateral Agent and International Collateral Agent as set forth in this Section 3.4.

3.5          Actions Upon Breach.  Should any Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Common Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any other Secured Party (in its own name or in the name of the relevant Loan Party) or any Loan Party may obtain relief against such Secured Party, by injunction, specific performance or other appropriate equitable relief, it being understood and agreed by each Secured Party that (i) such Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Secured Party waives any defense that the Loan Parties or the Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

3.6          Term Loan Lender’s Purchase Option.

(a)           Exercise of Purchase Option. If any Triggering Event occurs, the Term Loan Secured Parties shall have the option, by notice to the U.S. Revolver Collateral Agent (“Purchase Notice”), to purchase all (but not less than all) of U.S. Revolver Obligations pursuant to this Section 3.6, which Purchase Notice shall (A) be signed by the applicable Term Loan Secured Parties committing to such purchase (the “Purchasing Creditors”), (B) indicate the percentage of the U.S. Revolver Obligations to be purchased by each Purchasing Creditor (which aggregate commitments must add up to 100% of the U.S. Revolver Obligations), (C) state the date on which such purchase shall occur, which shall be a Business Day that is at least two (but no more than ten) Business Days after the receipt of such notice (the “Purchase Date”), and (D) state that it is a Purchase Notice delivered pursuant to Section 3.6 of this Agreement.  Upon receipt of a Purchase Notice, the U.S. Revolver Collateral Agent shall terminate any existing Enforcement Actions and shall not take any further Enforcement Actions except as set forth below in this Section 3.6.

(b)           Purchase and Sale.  On the Purchase Date, the U.S. Revolver Collateral Agent and the other U.S. Revolver Secured Parties shall, subject to any required approval of any

Governmental Authority and any limitation in the U.S. Credit Agreement, in each case then in effect, if any, sell to the Purchasing Creditors all (but not less than all) of the U.S. Revolver Obligations.

(c)           Payment of Purchase Price.

(i)            Upon the Purchase Date, the Purchasing Creditors shall pay to U.S. Revolver Collateral Agent for the account of the U.S. Revolver Secured Parties as the purchase price therefore the full amount (at par) of all U.S. Revolver Obligations, fees and expenses, including reasonable attorneys’ fees and legal expenses, and furnishing of cash collateral in respect of (x) outstanding Letters of Credit issued under the U.S. Credit Agreement (in an amount not to exceed 105% of the maximum amount to be drawn under such Letters of Credit), (y) Cash Management Obligations (in an amount, to the extent, and in the manner required by the U.S. Credit Agreement), and (z) asserted or threatened (in writing) claims, demands, actions, suits, proceedings, investigations, liabilities, fines, costs, penalties, or damages for which any of the U.S. Revolver Secured Parties may be entitled to indemnification by any Loan Party pursuant to the indemnification provisions in the U.S. Loan Documents (in such amount is reasonably necessary to secure the U.S. Revolver Secured Parties in respect thereof).

(ii)           Such purchase price and cash collateral shall be remitted in immediately available funds by wire transfer in federal funds to such bank account of U.S. Revolver Collateral Agent as U.S. Revolver Collateral Agent may designate in writing to Term Collateral Agent for such purpose.  Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by Purchasing Creditors to the bank account designated by U.S. Revolver Collateral Agent are received in such bank account prior to 2:00 p.m., New York City time and interest shall be calculated to and including such Business Day if the amounts so paid by Term Loan Secured Parties to the bank account designated by U.S. Revolver Collateral Agent are received in such bank account later than 2:00 p.m., New York City time.

(iii)          Upon the receipt by U.S. Revolver Collateral Agent of all amounts payable pursuant to Section 3.6(c)(i) hereof, (x) the Term Loan Secured Parties shall have the right, but not the obligation, to require the U.S. Revolver Collateral Agent to immediately resign in its capacity as U.S. Revolver Collateral Agent under the U.S. Loan Documents with respect to the U.S. Revolver Obligations and (y) the U.S. Revolver Collateral Agent may immediately resign in its capacity as U.S. Revolver Collateral Agent under the U.S. Loan Documents with respect to the U.S. Revolver Obligations.

(d)           Representations upon Purchase and Sale.  Such purchase shall be expressly made without representation or warranty of any kind by U.S. Revolver Secured Parties as to the U.S. Revolver Obligations, the U.S. Revolver First Lien Collateral or otherwise and without recourse to U.S. Revolver Secured Parties, except that each U.S. Revolver Secured Parties shall represent and warrant, severally, as to it: (x) the amount of the U.S. Revolver Obligations being purchased from it are as reflected in the books and records of such U.S. Revolver Secured Party (but without representation or warranty as to the collectability, validity or enforceability thereof), (y) that such U.S. Revolver Secured Party owns the U.S. Revolver Obligations being sold by it and such U.S. Revolver Secured Party has not created any Lien on, or sold any participation in, any U.S. Revolver Obligations being sold by it, and (c) such U.S. Revolver Secured Party has the right to assign the U.S. Revolver Obligations being sold by it and the assignment is duly authorized.

(e)           Resumption of Enforcement Action.  In the event that the Purchasing Creditors shall fail to consummate the purchase contemplated by a Purchase Notice on the Purchase Date, the U.S. Revolver Collateral Agent shall have the right to resume any existing Enforcement Actions and to initiate and continue any further Enforcement Action, and the Term Loan Secured Parties shall no longer have any purchase option hereunder by reason of the Triggering Event giving rise to such Purchase Notice or upon any subsequent Triggering Event.

SECTION 4.         Application of Proceeds; Dispositions and Releases; Inspection and Insurance.

4.1          Application of Proceeds; Turnover Provisions.

(a)           U.S. Revolver First Lien Collateral Proceeds.  All proceeds of U.S. Revolver First Lien Collateral (including any interest earned thereon) resulting from the sale, collection or other disposition of U.S. Revolver First Lien Collateral in connection with or resulting from any Enforcement Action, and whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows:  first to the U.S. Revolver Collateral Agent for application to the U.S. Revolver Obligations not in excess of the U.S. Revolver Cap in accordance with the terms of the U.S. Loan Documents and which shall result in a permanent reduction of the revolving credit commitments under the U.S. Loan Documents, second to the Term Collateral Agent for application in accordance with the Term Loan Documents, third to the U.S. Revolver Collateral Agent for application to the U.S. Revolver Obligations in excess of the U.S. Revolver Cap in accordance with the terms of the U.S. Loan Documents to the extent not paid pursuant to the forgoing clause first, and fourth, to the International Collateral Agent for application in accordance with the International Loan Documents.  Until the occurrence of the U.S. Revolver Obligations Payment Date, any U.S. Revolver First Lien Collateral, including any such U.S. Revolver First Lien Collateral constituting proceeds, that may be received by any Term Loan Secured Party or International Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the U.S. Revolver Collateral Agent, for the benefit of the U.S. Revolver Secured Parties, in the same form as received, with any necessary endorsements, and each Term Loan Secured Party and International Secured Party hereby authorizes the U.S. Revolver Collateral Agent to make any such endorsements as agent for the Term Collateral Agent or the International Collateral Agent, as applicable (which authorization, being coupled with an interest, is irrevocable).  For avoidance of doubt, after the U.S. Revolver Obligations Payment Date but prior to the Term Loan Obligations Payment Date, any U.S. Revolver First Lien Collateral, including any such U.S. Revolver First Lien Collateral constituting proceeds, that may be received by any International Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the Term Collateral Agent, for the benefit of the Term Loan Secured Parties, in the same form as received, with any necessary endorsements, and each International Secured Party hereby authorizes the

Term Collateral Agent to make any such endorsements as agent for the International Collateral Agent, as applicable (which authorization, being coupled with an interest, is irrevocable).

(b)           Term Loan First Lien Collateral Proceeds.  All proceeds of Term Loan First Lien Collateral (including any interest earned thereon) resulting from the sale, collection or other disposition of Term Loan First Lien Collateral in connection with or resulting from any Enforcement Action, and whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows:  first to the Term Collateral Agent for application to the Term Loan Obligations in accordance with the terms of the U.S. Loan Documents, until the Term Loan Obligations Payment Date has occurred and thereafter, in accordance with Section 4.1(c).  Until the occurrence of the Term Loan Obligations Payment Date, any Term Loan First Lien Collateral, including any such Term Loan First Lien Collateral constituting proceeds, that may be received by any U.S. Revolver Secured Party or International Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the Term Collateral Agent, for the benefit of the Term Loan Secured Parties, in the same form as received, with any necessary endorsements, and each U.S. Revolver Secured Party and International Secured Party hereby authorizes the Term Collateral Agent to make any such endorsements as agent for the U.S. Revolver Collateral Agent or International Collateral Agent, as applicable (which authorization, being coupled with an interest, is irrevocable).

(c)           Application of Term Loan First Lien Collateral Proceeds after Term Loan Obligations Payment Date.  Following the Term Loan Obligations Payment Date, all proceeds of Term Loan First Lien Collateral (including any interest earned thereon) resulting from the sale, collection or other disposition of Term Loan First Lien Collateral in connection with or resulting from any Enforcement Action, and whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows (i) first, to the payment of all amounts owing to the Controlling Pari Passu Collateral Agent (in its capacity as such) pursuant to the terms of any Secured Credit Document and (ii) second, to the payment in full of the U.S. Revolver Obligations and the International Obligations ratably based on the aggregate outstanding principal amount of the U.S. Revolver Obligations on one hand and the aggregate outstanding principal amount of the International Obligation on the other hand, in accordance with the terms of the applicable U.S. Loan Documents and International Loan Documents.  Notwithstanding the foregoing, with respect to any Term Loan First Lien Collateral for which a third party has a Lien that is junior in priority to the security interest of the Term Loan Obligations or International Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Obligations (such third party an “Intervening Creditor”), the value of any Term Loan First Lien Collateral or proceeds received in respect thereof that are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Term Loan First Lien Collateral or proceeds received in respect thereof to be distributed in respect of the Obligations with respect to which such impairment exists.

(d)           Possession for the Benefit of Other Secured Parties.  Each U.S. Revolver Secured Party agrees for the benefit of the International Secured Parties, and each International Secured Party agrees for the benefit of the U.S. Revolver Secured Parties, that if following the Term Loan Obligation Payment Date it shall obtain possession of any Term Loan First Lien Collateral or shall realize any proceeds or payment in respect of any such Term Loan First Lien Collateral, pursuant to any U.S. Loan Document or International Loan Document or by the exercise of any rights available to it under applicable law or in any Insolvency Proceeding or through any other exercise of remedies, at any time prior to the discharge of each of its Obligations, then it shall hold such Term Loan First Lien Collateral, proceeds or payment in trust for such other Secured Parties and promptly transfer such Term Loan First Lien Collateral, proceeds or payment, as the case may be, to the Controlling Pari Passu Collateral Agent, to be distributed in accordance with the provisions of clause (c).

(e)           Borrowers’ Receipt of Proceeds.  Following the application described in clauses (a) and (b) and upon the occurrence of the U.S. Revolver Obligations Payment Date, the Term Loan Obligations Payment Date and the International Obligations Payment Date, any remaining proceeds of the Term Loan First Lien Collateral and the U.S. Revolver First Lien Collateral shall be distributed to the Borrowers.

4.2          Releases of Liens.

(a)           U.S. Revolver First Lien Collateral.

(i)            Upon any release, sale or disposition of U.S. Revolver First Lien Collateral permitted pursuant to the terms of the U.S. Loan Documents or International Loan Documents that results in the release of the U.S. Revolver Lien (other than release of the U.S. Revolver Lien due to the occurrence of the U.S. Revolver Obligations Payment Date) on any U.S. Revolver First Lien Collateral, the Term Loan Lien and the International Lien on such U.S. Revolver First Lien Collateral (excluding any portion of the proceeds of such U.S. Revolver First Lien Collateral remaining after the U.S. Revolver Obligations Payment Date occurs) shall be automatically and unconditionally released with no further consent or action of any Person so long as such release, sale or disposition of U.S. Revolver First Lien Collateral is permitted pursuant to the terms of the Term Loan Documents.

(ii)           Upon any release, sale or disposition of U.S. Revolver First Lien Collateral that results in the release of the U.S. Revolver Lien (other than release of the U.S. Revolver Lien due to the occurrence of the U.S. Revolver Obligations Payment Date) on any U.S. Revolver First Lien Collateral pursuant to any Enforcement Action, the Term Loan Lien and International Lien on such U.S. Revolver First Lien Collateral (excluding any portion of the proceeds of such U.S. Revolver First Lien Collateral remaining after the U.S. Revolver Obligations Payment Date occurs) shall be automatically and unconditionally released with no further consent or action of any Person but only if the proceeds of such U.S. Revolver First Lien Collateral are applied in accordance with Section 4.1(a) (with, in the case of U.S. Revolver Obligations consisting of Indebtedness of a revolving nature, a corresponding permanent reduction in the commitments thereto).

(iii)          The Term Collateral Agent and International Collateral Agent shall promptly execute and deliver such release documents and instruments and shall take such further actions as the U.S. Revolver Collateral Agent shall request to evidence any release of the Term Loan Lien or International Lien, as applicable, described herein.  The Term Collateral Agent and International Collateral Agent hereby appoints the U.S.

Revolver Collateral Agent and any officer or duly authorized person of the U.S. Revolver Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Term Collateral Agent and the International Collateral Agent and in the name of the Term Collateral Agent or the International Collateral Agent or in the U.S. Revolver Collateral Agent’s own name, from time to time, in the U.S. Revolver Collateral Agent’s sole discretion, for the purposes of carrying out the terms of this Section 4.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 4.2, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(b)           Term Loan First Lien Collateral.

(i)            Upon any release, sale or disposition of Term Loan First Lien Collateral permitted pursuant to the terms of the U.S. Loan Documents that results in the release of the Term Loan Lien (other than release of the Term Loan Lien due to the occurrence of the Term Loan Obligations Payment Date) on any Term Loan First Lien Collateral, the U.S. Revolver Lien and International Lien on such Term Loan First Lien Collateral (excluding any portion of the proceeds of such Term Loan First Lien Collateral remaining after the Term Loan Obligations Payment Date) shall be automatically and unconditionally released with no further consent or action of any Person but only if such release, sale or disposition of Term Loan First Lien Collateral is permitted pursuant to the terms of the U.S. Loan Documents and the International Loan Documents.

(ii)           Upon any release, sale or disposition of Term Loan First Lien Collateral that results in the release of the Term Loan Lien (other than release of the Term Loan Lien due to the occurrence of the Term Loan Obligations Payment Date) on any Term Loan First Lien Collateral pursuant to any Enforcement Action, the U.S. Revolver Lien and the International Lien on such Term Loan First Lien Collateral (excluding any portion of the proceeds of such Term Loan First Lien Collateral remaining after the Term Loan Obligations Payment Date) shall be automatically and unconditionally released with no further consent or action of any Person but only if the proceeds of such Term Loan First Lien Collateral are applied in accordance with Section 4.1(b).

(iii)          The U.S. Revolver Collateral Agent and International Collateral Agent shall promptly execute and deliver such release documents and instruments and shall take such further actions as the Term Collateral Agent shall request to evidence any release of the U.S. Revolver Lien or International Lien, as applicable, described herein.  The U.S. Revolver Collateral Agent and International Collateral Agent hereby appoints the Term Collateral Agent and any officer or duly authorized person of the Term Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the U.S. Revolver Collateral Agent and International Collateral Agent and in the name of the U.S. Revolver Collateral Agent and International Collateral Agent or in the Term Collateral Agent’s own name, from time to time, in the Term Collateral Agent’s sole discretion, for the purposes of carrying out the terms of this Section 4.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 4.2, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(iv)          In connection with the release of the U.S. Revolver Lien or International Lien due to the occurrence of the U.S. Revolver Obligations Payment Date or International Obligations Payment Date, as applicable, the U.S. Revolver Collateral Agent or the International Collateral Agent, as applicable, shall promptly deliver to each bank party to an Account Control Agreement a “Controlling Party Notice” or other similar notice designating the Term Collateral Agent as “Controlling Party” under each such Account Agreement.

4.3          Certain Real Property Notices; Inspection Rights and Insurance.

(a)           Repossession, Removal, Auctions, Sales.  Subject to the U.S. Loan Documents, any Term Loan Secured Party and its representatives and invitees may at any time inspect, repossess, remove and otherwise deal with the Term Loan First Lien Collateral, and the Term Collateral Agent may advertise and conduct public auctions or private sales of the Term Loan First Lien Collateral, in each case without notice to, the involvement of or interference by any U.S. Revolver Secured Party or International Secured Party or liability to any U.S. Revolver Secured Party or International Secured Party except as otherwise provided in Section 3.4.

(b)           Insurance Proceeds.  Proceeds of Common Collateral include insurance proceeds, and therefore the lien priorities set forth in Section 2.1 shall govern the ultimate disposition of casualty insurance proceeds.  Until the U.S. Revolver Obligations Payment Date has occurred, the U.S. Revolver Collateral Agent will have the sole and exclusive right (i) to adjust or settle any insurance policy or claim covering the U.S. Revolver First Lien Collateral in the event of any loss thereunder and (ii) to approve any award granted in any condemnation or similar proceeding affecting the U.S. Revolver First Lien Collateral.  Until the Term Loan Obligations Payment Date has occurred, the Term Collateral Agent will have the sole and exclusive right (i) to adjust or settle any insurance policy or claim covering the Term Loan First Lien Collateral in the event of any loss thereunder and (ii) to approve any award granted in any condemnation or similar proceeding affecting the Term Loan First Lien Collateral.  Each Agent shall be named as additional insured and loss payee under any insurance policies maintained from time to time by any Loan Party with respect to the Common Collateral (provided that such policy shall provide that the Agents shall be so named as their interests may appear).

(c)           Recovery Events.  Notwithstanding anything to the contrary in the U.S. Loan Documents or International Loan Documents, the parties hereby agree that in the event that a Recovery Event occurs and any Borrower is required as a result to prepay or offer to prepay the Obligations, then such prepayments shall be made (a) in the case of a Recovery Event involving U.S. Revolver First Lien Collateral, as provided in Section 4.1(a) and (b) in the case of a Recovery Event involving Term Loan First Lien Collateral, as provided in Section 4.1(b) and (c).

SECTION 5.         Insolvency Proceedings.

5.1          Filing of Motions.

(a)           U.S. Revolver First Lien Collateral.

(i)            Until the U.S. Revolver Obligations Payment Date has occurred, the Term Collateral Agent and the International Collateral Agent each agrees that no Term Loan Secured Party or International Secured Party shall, in or in connection with any Insolvency Proceeding, take any action with respect to the U.S. Revolver First Lien Collateral or the validity or enforceability of any of the U.S. Loan Documents or any of the U.S. Revolver Obligations thereunder, including by filing any pleadings or motions or taking any position at any hearing or proceeding of any nature, that in each case (i) violates, or is prohibited by, this Section 5 (or, in the absence of an Insolvency Proceeding, otherwise would violate or be prohibited by this Agreement), (ii) asserts any right, benefit or privilege that arises in favor of the Term Collateral Agent, Term Loan Secured Parties, International Collateral Agent or International Secured Parties in whole or in part, as a result of their interest in the U.S. Revolver First Lien Collateral or in the Term Loan Lien or International Lien on the U.S. Revolver First Lien Collateral (unless the assertion of such right is expressly permitted by this Agreement) or (iii) relates in any way to the determination of any Liens or claims held by the U.S. Revolver Collateral Agent (including the validity and enforceability thereof) or any other U.S. Revolver Secured Party or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Term Collateral Agent or the International Collateral Agent may (A) file a proof of claim in an Insolvency Proceeding and (B) file any necessary responsive or defensive pleadings in opposition of any motion or other pleadings made by any Person objecting to or otherwise seeking the disallowance of the claims of the Term Loan Secured Parties or International Secured Parties on the U.S. Revolver First Lien Collateral, in each case subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Term Collateral Agent and the International Collateral Agent, as applicable, imposed hereby.

(ii)           Following the U.S. Revolver Obligations Payment Date but until the occurrence of the Term Loan Obligations Payment Date, the International Collateral Agent agrees that no International Secured Party shall, in or in connection with any Insolvency Proceeding, take any action with respect to the U.S. Revolver First Lien Collateral or the validity or enforceability of any of the U.S. Loan Documents or any of the U.S. Revolver Obligations thereunder, including by filing any pleadings or motions or taking any position at any hearing or proceeding of any nature, that in each case (i) violates, or is prohibited by, this Section 5 (or, in the absence of an Insolvency Proceeding, otherwise would violate or be prohibited by this Agreement), (ii) asserts any right, benefit or privilege that arises in favor of the International Collateral Agent or International Secured Parties in whole or in part, as a result of their interest in the U.S. Revolver First Lien Collateral or in the International Lien on the U.S. Revolver First Lien Collateral (unless the assertion of such right is expressly permitted by this Agreement) or (iii) relates in any way to the determination of any Liens or claims held by the Term Collateral Agent (including the validity and enforceability thereof) or any other Term Loan Secured Party or the value of any claims of such parties under Section 506(a) of the

Bankruptcy Code or otherwise; provided that the International Collateral Agent may (A) file a proof of claim in an Insolvency Proceeding and (B) file any necessary responsive or defensive pleadings in opposition of any motion or other pleadings made by any Person objecting to or otherwise seeking the disallowance of the claims of the International Secured Parties on the U.S. Revolver First Lien Collateral, in each case subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the International Collateral Agent, as applicable, imposed hereby.

(b)           Term Loan First Lien Collateral.

(i)            Until the Term Loan Obligations Payment Date has occurred, the U.S. Revolver Collateral Agent and the International Collateral Agent each agrees, that no U.S. Revolver Secured Party or International Secured Party shall, in or in connection with any Insolvency Proceeding, take any action with respect to the Term Loan First Lien Collateral or the validity or enforceability of any of the U.S. Loan Documents or any of the Term Loan Obligations thereunder, including by filing any pleadings or motions or taking any position at any hearing or proceeding of any nature, that in each case (i) violates, or is prohibited by, this Section 5 (or, in the absence of an Insolvency Proceeding, otherwise would violate or be prohibited by this Agreement), (ii) asserts any right, benefit or privilege that arises in favor of the U.S. Revolver Collateral Agent, U.S. Revolver Secured Parties, International Collateral Agent or International Secured Parties in whole or in part, as a result of their interest in the Term Loan First Lien Collateral or in any U.S. Revolver Lien or International Lien on the Term Loan First Lien Collateral (unless the assertion of such right is expressly permitted by this Agreement) or (iii) relates in any way to the determination of any Liens or claims held by the Term Collateral Agent (including the validity and enforceability thereof) or any other Term Loan Secured Party or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the U.S. Revolver Collateral Agent or International Collateral Agent may (A) file a proof of claim in an Insolvency Proceeding and (B) file any necessary responsive or defensive pleadings in opposition of any motion or other pleadings made by any Person objecting to or otherwise seeking the disallowance of the claims of the U.S. Revolver Secured Parties or International Secured Parties on the Term Loan First Lien Collateral, in each case subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the U.S. Revolver Collateral Agent or International Collateral Agent, as applicable, imposed hereby.

5.2          Financing Matters.

(a)           U.S. Revolver DIP Financing.  If any Loan Party becomes subject to any Insolvency Proceeding at any time prior to the U.S. Revolver Obligations Payment Date, and if the U.S. Revolver Collateral Agent or the other U.S. Revolver Secured Parties desire to consent (or not object) to the use of cash collateral that constitutes U.S. Revolver First Lien Collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party (any such financing, “U.S. Revolver DIP Financing”), which U.S. Revolver DIP

Financing shall be secured by the U.S. Revolver First Lien Collateral, then the Term Collateral Agent and the International Collateral each agrees that each Term Loan Secured Party and International Secured Party (i) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such U.S. Revolver DIP Financing, (ii) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such U.S. Revolver DIP Financing except as set forth in Section 5.4 below, and (iii) will subordinate (and will be deemed hereunder to have subordinated) the Term Loan Liens and the International Liens on the U.S. Revolver First Lien Collateral (A) to such U.S. Revolver DIP Financing on the same terms as the U.S. Revolver Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (B) to any adequate protection provided to the U.S. Revolver Secured Parties and (C) to any “carve-out,” including for debtor’s professionals, agreed to by the U.S. Revolver Collateral Agent or the other U.S. Revolver Secured Parties, so long as (1) the Term Collateral Agent retains the Term Loan Liens and the International Collateral Agent retains the International Liens on the Common Collateral to secure the Term Loan Obligations or the International Obligations, as applicable (in each case, including proceeds thereof arising after the commencement of any such Insolvency Proceeding), and, as to the Term Loan First Lien Collateral only, such Lien has the same priority as existed prior to the commencement of such Insolvency Proceeding and any Lien securing such U.S. Revolver DIP Financing is junior and subordinate to the Term Loan Lien on the Term Loan First Lien Collateral, (2) all Liens on U.S. Revolver First Lien Collateral securing any such U.S. Revolver DIP Financing shall be senior to or on a parity with the U.S. Revolver Liens on such U.S. Revolver First Lien Collateral, (3) if the U.S. Revolver Collateral Agent receives a replacement or adequate protection Lien on post-petition Property of any Loan Party that constitute Term Loan First Lien Collateral (the “Term Loan Post-Petition Assets”) to secure the U.S. Revolver Obligations, (x) such replacement or adequate protection Lien on such Term Loan Post-Petition Assets is junior and subordinate to the Term Loan Lien on such Term Loan Post-Petition Assets and (y) the Term Collateral Agent also receives a replacement or adequate protection Lien on such Term Loan Post-Petition Assets to secure the Term Loan Obligations, (4) the principal amount of such U.S. Revolver DIP Financing, together with the principal balance of the U.S. Revolver Obligations as of the date of the commencement of such Insolvency Proceeding not refinanced with the proceeds of the U.S. Revolver DIP Financing, do not exceed 110% of the U.S. Revolver Obligations at such time of commencement of such Insolvency Proceeding, (5) such U.S. Revolver DIP Financing does not require the sale of Common Collateral, except following the occurrence of an event of default under the U.S. Revolver DIP Financing, (6) such U.S. Revolver DIP Financing does not require the support by (or prohibit the objection by) the Loan Parties of any plan of reorganization or other similar scheme of arrangement of a specific plan of reorganization or related terms or require liquidation of the Common Collateral other than payments in full as of the effective date of a plan of reorganization, (7) the interest rate, fees, and other terms of such U.S. Revolver DIP Financing are commercially reasonable under the circumstances, and (8) the U.S. Revolver DIP Financing is otherwise subject to the terms of this Agreement.

(b)           Term Loan DIP Financing.  If any Loan Party becomes subject to any Insolvency Proceeding at any time prior to the Term Loan Obligations Payment Date, and if the Term Collateral Agent or the other Term Loan Secured Parties desire to consent (or not object) to the use of cash collateral that constitutes Term Loan First Lien Collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party (any such financing, “Term Loan DIP Financing”), which Term Loan DIP Financing shall be secured by the Term Loan First Lien Collateral, then the U.S. Revolver Collateral Agent and the International Collateral Agent each agrees that each U.S. Revolver Secured Party and International Secured Party (i) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such Term Loan DIP Financing, (ii) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such Term Loan DIP Financing except as set forth in Section 5.4 below, and (iii) will subordinate (and will be deemed hereunder to have subordinated) the U.S. Revolver Liens and the International Liens on the Term Loan First Lien Collateral (A) to such Term Loan DIP Financing on the same terms as the Term Loan Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (B) to any adequate protection provided to the Term Loan Secured Parties and (C) to any “carve-out,” including for debtor’s professionals, agreed to by the Term Collateral Agent or the other Term Loan Secured Parties, so long as (1) the U.S. Revolver Collateral Agent retains the U.S. Revolver Liens and the International Collateral Agent retains the International Liens on the Common Collateral to secure the U.S. Revolver Obligations or International Obligations, as applicable (in each case, including proceeds thereof arising after the commencement of any such Insolvency Proceeding), and, as to the U.S. Revolver First Lien Collateral only, such Lien has the same priority as existed prior to the commencement of such Insolvency Proceeding and any Lien securing such Term Loan DIP Financing is junior and subordinate to the U.S. Revolver Lien on the U.S. Revolver First Lien Collateral, (2) all Liens on Term Loan First Lien Collateral securing any such Term Loan DIP Financing shall be senior to or on a parity with the Term Loan Liens on such Term Loan First Lien Collateral, (3) if the Term Collateral Agent receives a replacement or adequate protection Lien on post-petition Property of any Loan Party that constitute U.S. Revolver First Lien Collateral (the “U.S. Receivables Post-Petition Assets”) to secure the Term Loan Obligations, (x) such replacement or adequate protection Lien on such U.S. Receivables Post-Petition Assets is junior and subordinate to the U.S. Revolver Lien on such U.S. Receivables Post-Petition Assets and (y) the U.S. Revolver Collateral Agent also receives a replacement or adequate protection Lien on such U.S. Receivables Post-Petition Assets to secure the U.S. Revolver Obligations, (4) such Term Loan DIP Financing does not require the sale of Common Collateral, except following the occurrence of an event of default under the Term Loan DIP Financing, (6) such Term Loan DIP Financing does not require the support by (or prohibit the objection by) the Loan Parties of any plan of reorganization or other similar scheme of arrangement of a specific plan of reorganization or related terms or require liquidation of the Common Collateral other than payments in full as of the effective date of a plan of reorganization, (7) the interest rate, fees, and other terms of such Term Loan DIP Financing are commercially reasonable under the circumstances, and (8) the Term Loan Financing is otherwise subject to the terms of this Agreement.

(c)           Pari Passu DIP Financing.  If any Loan Party becomes subject to any Insolvency Proceeding at any time after the Term Loan Obligations Payment Date but prior to the International Obligations Payment Date and the U.S. Revolver Obligations Payment Date, and if the Controlling Pari Passu Collateral Agent or the other Secured Parties represented by it desire to consent (or not object) to the use of cash collateral that constitutes Term Loan First Lien Collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan

Party by any third party (any such financing, “Pari Passu DIP Financing”), which Pari Passu DIP Financing shall be secured by the Term Loan First Lien Collateral, then the U.S. Revolver Collateral Agent and the International Collateral Agent agrees that each U.S. Revolver Secured Party and International Secured Party, as applicable, will raise no objection to any such Pari Passu DIP financing or to the Liens on the Term Loan First Lien Collateral securing the same or to any use of cash collateral that constitutes Term Loan First Lien Collateral, unless any Controlling Pari Passu Collateral Agent or the Secured Parties represented by it shall then oppose or object to such Pari Passu DIP Financing or such Liens proposed to secured the same or the use of cash collateral (and (i) to the extent that such Liens are senior to the Liens on any such Term Loan First Lien Collateral for the benefit of the Secured Parties represented by the Controlling Pari Passu Collateral Agent, each other Secured Party will subordinate its Liens with respect to such Term Loan First Lien Collateral on the same terms as the Liens of the Secured Parties represented by the Controlling Pari Passu Collateral Agent are subordinated thereto, and (ii) to the extent that such Liens rank pari passu with the Liens on any such Term Loan First Lien Collateral granted to secure the Obligations of the Secured Parties represented by the Controlling Pari Passu Collateral Agent, each other Secured Party will confirm the priorities with respect to such Term Loan First Lien Collateral as set forth herein), in each case so long as (A) the U.S. Revolver Secured Parties and the International Secured Parties retain the benefit of their Liens on all such Term Loan First Lien Collateral pledged to the lenders under such Pari Passu DIP Financing, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-à-vis all the other Secured Parties in respect of the Term Loan First Lien Collateral hereunder as existed prior to the commencement of such Insolvency Proceeding, (B) the U.S. Revolver Secured Parties and the International Secured Parties are granted Liens on any additional collateral pledged to any Secured Parties as adequate protection or otherwise in connection with such Pari Passu DIP Financing or use of cash collateral, with the same priority vis-à-vis the other Secured Parties as set forth in this Agreement, (C) if any amount of such Pari Passu DIP Financing or cash collateral is applied to repay any of the U.S. Revolver Obligations or International Obligations, such amount is applied pursuant to Section 4.1 of this Agreement, and (D) if any U.S. Revolver Secured Party or the International Secured Party is granted adequate protection, including in the form of periodic payments, in connection with such Pari Passu DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 4.1 of this Agreement; provided, further, that the U.S. Revolver Secured Parties and the International Secured Parties receiving adequate protection shall not object to any other Secured Party receiving adequate protection comparable to any adequate protection granted to such U.S. Revolver Secured Parties or such International Secured Parties in connection with a Pari Passu DIP Financing or use of cash collateral.

(d)           Liens Subject to Priorities.  All Liens granted to any Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended to be and shall be deemed to be subject to the lien priorities set forth in Section 2.1 and the other terms and conditions of this Agreement.

5.3          Relief From the Automatic Stay.  Until the U.S. Revolver Obligations Payment Date, the Term Collateral Agent and International Collateral Agent each agrees that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any U.S. Revolver First Lien Collateral, without the prior written consent of the U.S. Revolver Collateral Agent.

Until the Term Loan Obligations Payment Date, the U.S. Revolver Collateral Agent and International Collateral Agent each agrees that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Term Loan First Lien Collateral, without the prior written consent of the Term Collateral Agent.  In addition, no Agent shall seek any relief from the automatic stay with respect to any Common Collateral without providing 30 days’ prior written notice to the other Agents, unless otherwise agreed by the Agents.

5.4          Adequate Protection.

(a)           Adequate Protection for U.S. Revolver Obligations.  The Term Collateral Agent and the International Collateral Agent each agrees that, prior to the U.S. Revolver Obligations Payment Date, so long as the U.S. Revolver Collateral Agent and the other U.S. Revolver Secured Parties comply with Section 5.4(b), none of them shall object, contest, or support any other Person objecting to or contesting, (i) any request by the U.S. Revolver Collateral Agent or the other U.S. Revolver Secured Parties for adequate protection of its interest in the Common Collateral or any adequate protection provided to the U.S. Revolver Collateral Agent or the other U.S. Revolver Secured Parties or (ii) any objection by the U.S. Revolver Collateral Agent or any other U.S. Revolver Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection in the Common Collateral or (iii) the payment of interest, fees, expenses or other amounts to the U.S. Revolver Collateral Agent or any other U.S. Revolver Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise; provided that any action described in the foregoing clauses (i) and (ii) does not violate Section 5.2 hereof.  The Term Collateral Agent and the International Collateral Agent further agrees that, prior to the U.S. Revolver Obligations Payment Date, none of them shall assert or enforce any claim under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise that is senior to or on a parity with the U.S. Revolver Liens for costs or expenses of preserving or disposing of any U.S. Revolver First Lien Collateral.  Subject to all other provisions of this Agreement, in any Insolvency Proceeding, if the U.S. Revolver Secured Parties (or any subset thereof) are granted adequate protection consisting of additional collateral that constitutes U.S. Revolver First Lien Collateral (with replacement liens on such additional collateral) and superpriority claims in connection with any U.S. Revolver DIP Financing or use of cash collateral, and the U.S. Revolver Secured Parties do not object to the adequate protection being provided to them, then in connection with any such U.S. Revolver DIP Financing or use of cash collateral the Term Collateral Agent and the International Collateral Agent each may, as adequate protection of their interests in the U.S. Revolver First Lien Collateral, seek or accept (and the U.S. Revolver Collateral Agent and the U.S. Revolver Secured Parties shall not object to) adequate protection consisting solely of (x) a replacement Lien on the same additional collateral, subordinated to the Liens securing the U.S. Revolver Obligations and such U.S. Revolver DIP Financing on the same basis as the other Term Loan Liens or International Liens on the U.S. Revolver First Lien Collateral are so subordinated to the U.S. Revolver Obligations under this Agreement and (y) superpriority claims junior in all respects to the superpriority claims granted to the U.S. Revolver Secured Parties; provided, however, that the Term Collateral Agent and the International Collateral Agent shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other Property having a value on the effective date of such plan equal to the allowed amount of such claims.

(b)           Adequate Protection for Term Loan Obligations.  The U.S. Revolver Collateral Agent and the International Collateral Agent each agrees that, prior to the Term Loan Obligations Payment Date, so long as the Term Collateral Agent and the other Term Loan Secured Parties comply with Section 5.4(a), none of them shall object, contest, or support any other Person objecting to or contesting, (i) any request by the Term Collateral Agent or the other Term Loan Secured Parties for adequate protection of its interest in the Common Collateral or any adequate protection provided to the Term Collateral Agent or the other Term Loan Secured Parties or (ii) any objection by the Term Collateral Agent or any other Term Loan Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection in the Common Collateral or (iii) the payment of interest, fees, expenses or other amounts to the Term Collateral Agent or any other Term Loan Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise; provided that any action described in the foregoing clauses (i) and (ii) does not violate Section 5.2 hereof.  The U.S. Revolver Collateral Agent and the International Collateral Agent each further agrees that, prior to the Term Loan Obligations Payment Date, none of them shall assert or enforce any claim under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise that is senior to or on a parity with the Term Loan Liens for costs or expenses of preserving or disposing of any Term Loan First Lien Collateral.  Subject to all other provisions of this Agreement, in any Insolvency Proceeding, if the Term Loan Secured Parties (or any subset thereof) are granted adequate protection consisting of additional collateral that constitutes Term Loan First Lien Collateral (with replacement liens on such additional collateral) and superpriority claims in connection with any Term Loan DIP Financing or use of cash collateral, and the Term Loan Secured Parties do not object to the adequate protection being provided to them, then in connection with any such Term Loan DIP Financing or use of cash collateral the U.S. Revolver Collateral Agent and the International Collateral Agent each may, as adequate protection of their interests in the Term Loan First Lien Collateral, seek or accept (and the Term Collateral Agent and the Term Loan Secured Parties shall not object to) adequate protection consisting solely of (x) a replacement Lien on the same additional collateral, subordinated to the Liens securing the Term Loan Obligations and such Term Loan DIP Financing on the same basis as the other U.S. Revolver Liens or International Liens on the Term Loan First Lien Collateral are so subordinated to the Term Loan Obligations under this Agreement and (y) superpriority claims junior in all respects to the superpriority claims granted to the Term Loan Secured Parties; provided, however, that the U.S. Revolver Collateral Agent and International Collateral Agent shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other Property having a value on the effective date of such plan equal to the allowed amount of such claims.

5.5          Avoidance Issues.

(a)           Recovery for U.S. Revolver Secured Parties.  If any U.S. Revolver Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Loan Party any amount (a “Recovery”), because such Recovery was avoided or ordered to be paid or disgorged for any reason, including because it was found to be a fraudulent or preferential transfer, whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the U.S. Revolver Obligations shall be reinstated to the extent of such Recovery and, for the purposes of this Agreement (and, as applicable, the U.S. Loan Documents and the International Loan Documents), deemed to be outstanding as if such payment had not occurred and the U.S. Revolver Obligations Payment Date shall be deemed not to have occurred.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.  The Term Loan Secured Parties and International Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made after such avoidance action has occurred, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

(b)           Recovery for Term Loan Secured Parties.  If any Term Loan Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Loan Party any Recovery, because such Recovery was avoided or ordered to be paid or disgorged for any reason, including because it was found to be a fraudulent or preferential transfer, whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the Term Loan Obligations shall be reinstated to the extent of such Recovery and, for the purposes of this Agreement (and, as applicable, the U.S. Loan Documents and the International Loan Documents), deemed to be outstanding as if such payment had not occurred and the Term Loan Obligations Payment Date shall be deemed not to have occurred.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.  The U.S. Revolver Secured Parties and International Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

(c)           Recovery for International Secured Parties.  If any International Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Loan Party any Recovery, because such Recovery was avoided or ordered to be paid or disgorged for any reason, including because it was found to be a fraudulent or preferential transfer, whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the International Obligations shall be reinstated to the extent of such Recovery and, for the purposes of this Agreement (and, as applicable, the U.S. Loan Documents and the International Loan Documents), deemed to be outstanding as if such payment had not occurred and the International Obligations Payment Date shall be deemed not to have occurred.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.  The U.S. Revolver Secured Parties and Term Loan Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

5.6          Asset Dispositions in an Insolvency Proceeding.

(a)           Sale or Disposition of U.S. Revolver First Lien Collateral.  None of the Term Collateral Agent, International Collateral Agent, Term Loan Secured Parties and International Secured Parties shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any U.S. Revolver First Lien Collateral that is supported by the U.S. Revolver Secured Parties, and the Term Collateral Agent, International Collateral Agent and each other Term Loan Secured Party and International Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of U.S. Revolver First Lien Collateral supported by the U.S. Revolver Secured Parties and to have released their Liens on such U.S. Revolver First Lien Collateral; provided that (i) U.S. Revolver Liens, International Liens and Term Loan Liens will attach to the proceeds of any such sale or disposition with the same lien priorities set forth in Section 2.1 and (ii) Credit Bid Rights in respect of any such sale or disposition shall have been granted to the Term Collateral Agent, International Collateral Agent and the other Term Loan Secured Parties and International Loan Parties.

(b)           Sale or Disposition of Term Loan First Lien Collateral.  None of the U.S. Revolver Collateral Agent, International Collateral Agent, U.S. Revolver Secured Parties and International Secured Parties shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any Term Loan First Lien Collateral that is supported by the Term Loan Secured Parties, and the U.S. Revolver Collateral Agent, International Collateral Agent and each other U.S. Revolver Secured Party and International Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of Term Loan First Lien Collateral supported by the Term Loan Secured Parties and to have released their Liens on such Term Loan First Lien Collateral; provided that (i) Term Loan Liens, International Liens and U.S. Revolver Liens will attach to the proceeds of any such sale or disposition with the same lien priorities set forth in Section 2.1, (ii) Credit Bid Rights in respect of any such sale or disposition shall have been granted to the U.S. Revolver Collateral Agent, International Collateral Agent and the other U.S. Revolver Secured Parties and International Secured Parties and (iii) any of the Intellectual Property constituting Term Loan First Lien Collateral that is sold, transferred or otherwise disposed of (pursuant to an Enforcement Action) prior to the U.S. Revolver Obligations Payment Date will be subject to the rights of the U.S. Revolver Collateral Agent as set forth in Section 3.4.

5.7          Separate Grants of Security and Separate Classification.  Each Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the U.S. Security Documents and the International Security Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the Term Loan Obligations, the U.S. Revolver Obligations and the International Obligations are fundamentally different from one another and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Secured Parties in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Loan Parties in respect of the Common Collateral with the effect being that (i) to the extent that the aggregate value of the U.S. Revolver First Lien Collateral is sufficient (for this purpose ignoring all claims held by the Term Loan Secured Parties and International Secured Parties), the U.S. Revolver Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest that is available from the U.S. Revolver First Lien Collateral before any distribution is made in respect of the claims held by the Term Loan Secured Parties and International Secured Parties and (ii) to the extent that the aggregate value of the Term Loan First Lien Collateral is sufficient (for this purpose ignoring all claims held by the U.S. Revolver Secured Parties and International Secured Parties), the Term Loan Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest that is available from the Term Loan First Lien Collateral before any distribution is made in respect of the claims held by the U.S. Revolver Secured Parties and the International Secured Parties, with the Term Loan Secured Parties, U.S. Revolver Secured Parties and International Secured Parties hereby acknowledging and agreeing to turn over to the U.S. Revolver Secured Parties, International Secured Parties and the Term Loan Secured Parties, as applicable, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of such Secured Parties.

5.8          Other Matters.

(a)           Consent in Respect of Rights to U.S. Revolver First Lien Collateral.  To the extent that the Term Collateral Agent, International Collateral Agent, any Term Loan Secured Party or International Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the U.S. Revolver First Lien Collateral, each of the Term Collateral Agent and International Collateral Agent agrees not to assert any of such rights without the prior consent of the U.S. Revolver Collateral Agent; provided that if requested by the U.S. Revolver Collateral Agent, the Term Collateral Agent and International Collateral Agent shall timely exercise such rights in the manner requested by the U.S. Revolver Collateral Agent, including any rights to payments in respect of such rights.

(b)           Consent in Respect of Rights to Term Loan First Lien Collateral.  To the extent that the U.S. Revolver Collateral Agent, International Collateral Agent, any U.S. Revolver Secured Party or International Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Term Loan First Lien Collateral, each of the U.S. Revolver Collateral Agent and International Collateral Agent agrees not to assert any of such rights without the prior consent of the Term Collateral Agent; provided that if requested by the Term Collateral Agent, the International Collateral Agent and the U.S. Revolver Collateral Agent shall timely exercise such rights in the manner requested by the Term Collateral Agent, including any rights to payments in respect of such rights.

5.9          Effectiveness in Insolvency Proceedings.  This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be applicable both before and after the filing of any petition by or against any of the Loan Parties under the Bankruptcy Code or comparable foreign laws and all converted or succeeding cases in respect thereof, and all references herein to any Loan Party shall be deemed to apply to the trustee for such Loan Party and such Loan Party as a debtor-in-possession.  The relative rights of (a) the U.S. Revolver Collateral Agent and the other U.S. Revolver Secured Parties, (b) the Term Collateral Agent and the other Term Loan Secured Parties and (c) the International Collateral Agent and the International Secured Parties in or to any distributions from or in respect of any Common Collateral or proceeds of Common Collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Loan Party as a debtor-in-possession.  If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any U.S. Revolver First Lien Collateral of the reorganized debtor are distributed on account of each of the Obligations, then, to the extent such debt obligations are secured by Liens upon any U.S. Revolver First Lien Collateral, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to any plan effected pursuant to an Insolvency Proceeding and will apply with like effect to the Liens securing such debt obligations.  If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any Term Loan First Lien Collateral of the reorganized debtor are distributed on account of each of the Obligations, then, to the extent such debt obligations are secured by Liens upon any Term Loan First Lien Collateral, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to any plan effected pursuant to an Insolvency Proceeding and will apply with like effect to the Liens securing such debt obligations.

SECTION 6.         Loan Documents; Amendments

(a)           Modifications Inconsistent or Violating this Agreement.  Each Agent agrees that it shall not at any time execute or deliver any amendment or other modification to any of the U.S. Loan Documents or International Loan Documents inconsistent with or in violation of this Agreement.

(b)           Modifications Affecting Rights to U.S. Revolver First Lien Collateral.  In the event any of the U.S. Revolver Collateral Agent or Term Collateral Agent enters into any amendment, waiver or consent in respect of any of the U.S. Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any U.S. Security Document or changing in any manner the rights of any parties thereunder, in each case solely with respect to any U.S. Revolver First Lien Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable International Security Document without the consent of or action by any International Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the U.S. Loan Documents), (i) no such amendment, waiver or consent shall have the effect of removing Property subject to the Lien of any International Security Document, except to the extent that a release of such Lien is permitted by Section 4.2, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the International Secured Parties and does not affect the other Secured Parties in a like or similar manner shall not apply to the International Security Documents without the consent of the

International Collateral Agent and (iii) notice of such amendment, waiver or consent shall be given to the International Collateral Agent no later than 30 days after its effectiveness; provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

(c)           Modifications Affecting Rights to Term Loan First Lien Collateral.  In the event the International Collateral Agent enters into any amendment, waiver or consent in respect of any of the International Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any International Security Document or changing in any manner the rights of any parties thereunder, in each case with respect to any U.S. Revolver First Lien Collateral or Term Loan First Lien Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable U.S. Security Document without the consent of or action by any U.S. Revolver Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the International Loan Documents), (i) no such amendment, waiver or consent shall have the effect of removing Property subject to the Lien of any U.S. Security Document, except to the extent that a release of such Lien is permitted by Section 4.2, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the U.S. Revolver Secured Parties or the Term Loan Secured Parties and does not affect the International Secured Parties in a like or similar manner shall not apply to the U.S. Security Documents without the consent of the U.S. Revolver Collateral Agent and Term Collateral Agent and (iii) notice of such amendment, waiver or consent shall be given to the U.S. Revolver Collateral Agent and Term Collateral Agent no later than 30 days after its effectiveness; provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

(d)           Amendments of the Loan Documents.  No amendment, modification or waiver of any of the provisions of this Agreement by any Agent (or any other Person) shall be deemed to be made unless the same shall be in writing signed by each Agent (on behalf of itself and each of the applicable Secured Parties), and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time, and no Agent shall agree to any amendment, restatement, modification, refinancing, waiver, consent, supplement, replacement or restructuring to the U.S. Loan Documents or the International Loan Documents, that (in the case of all such actions under this clause (d)):

(i)            shortens the maturity date of any of the Obligations;

(ii)           directly prohibits or restricts the payment of principal of, interest on, or other amounts payable with respect to any of the Obligations, except for any such prohibitions or restrictions set forth in the U.S. Credit Agreement or the International Credit Agreement, respectively;

(iii)          alters (in a manner more restrictive to the Loan Parties) the terms and conditions of the mandatory prepayments (the conditions of or amounts of), or any component thereof, of any Obligations or the U.S. Credit Agreement or the International Credit Agreement, as applicable;

(iv)          amends, modifies or otherwise alters Section 11.2(b) of the U.S. Credit Agreement or Section 11.2(b) of the International Credit Agreement or any other assignment or participation provisions of the U.S. Credit Agreement or the International Credit Agreement, in each case, to permit or allow any Loan Party or any Affiliate thereof to purchase, own, hold, vote or otherwise acquire, all or any portion of the Obligations under the U.S. Credit Agreement or the International Credit Agreement, whether by assignment, participation or otherwise, in each case as applicable;

(v)           subordinates any Agent’s Liens on the Common Collateral or International Collateral, applicable, unless permitted under the terms of the U.S. Credit Agreement or the International Credit Agreement, as applicable or this Agreement (other than the subordination of any Agent’s Liens on the Common Collateral or International Collateral, as applicable, in connection with any DIP Financing permitted hereunder);

(vi)          amends or otherwise alters the definition of (x) “Term Loan First Lien Collateral”, “Term Loan Lien”, “U.S. Pledged Stock”, “U.S. Revolver First Lien Collateral” and “U.S. Revolver Lien” in the U.S. Guaranty and Security Agreement or (y) “International First Lien Collateral”, “International Lien”, “International Pledged Stock” in the International Guaranty and Security Agreement; or

(vii)         would otherwise contravene the provisions of this Agreement.

For avoidance of doubt, any amendment, waiver, modification, or consent in respect of Section 7.12(a) or 11.24 of the International Credit Agreement or Section 6.16 of the International Guaranty and Security Agreement shall require solely the consent of the International Collateral Agent and the relevant International Loan Parties in accordance with the terms of International Credit Agreement or the International Guaranty and Security Agreement, as applicable.

(e)           Transfers to Borrowers/Affiliates.  No Secured Parties shall, directly or indirectly, sell, assign, pledge, endorse, or otherwise transfer (or take any action with the effect of any of the foregoing), nor shall any applicable Agent approve any sale, assignment, pledge, endorsement or other transfer (or take any action with the effect of any of the foregoing), in each case whether by sale, assignment, participation or otherwise, to any Loan Party or any of their Affiliates all or any portion of, or interest (economic, voting or otherwise) in, all or any portion of any Obligations, and any such sale or assignment or other transfer shall be deemed void ab initio.

SECTION 7.         Reliance; Waivers; Etc.

7.1          Reliance.  The U.S. Loan Documents and International Loan Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement.  Each Agent expressly waives all notice of the acceptance of and reliance on this Agreement by the other Agents and other Secured Parties.

7.2          No Warranties or Liability.  Each Agent acknowledges and agrees that it and no other Agent has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any other U.S. Loan Document or International Loan Document.  Except as otherwise provided in this Agreement, each Agent will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with Requirements of Law and their usual practices, modified from time to time as they deem appropriate.

7.3          No Waivers.  No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the U.S. Loan Documents or International Loan Documents.

SECTION 8.         Obligations Unconditional.

8.1          Obligations Unconditional.  All rights and interests of the Secured Parties hereunder, and all agreements and obligations of the Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of:

(a)           any lack of validity or enforceability of any Loan Document;

(b)           any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Loan Document;

(c)           prior to any Obligations Payment Date, any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Obligations or any guarantee or guaranty thereof; or

(d)           any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Obligations, or of any Agent, or any Loan Party, to the extent applicable, in respect of this Agreement, other than a defense of performance or payment in full of the Obligations.

SECTION 9.         Miscellaneous.

9.1          Secured Parties.  All agreements of each Agent hereunder are made on behalf of itself and the Secured Parties represented by it and such Secured Parties, by authorizing such Agent to enter into this Agreement, shall be bound hereby.

9.2          Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of any U.S. Loan Document or any International Loan Document, the provisions of this Agreement shall govern.  Notwithstanding the foregoing, the parties hereto acknowledge and agree that the terms of this Agreement are not intended to, and shall not, negate any rights granted to the Loan Parties in the U.S. Loan Documents or any International Loan Documents.

9.3          Continuing Nature of Provisions.  This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the earlier to occur of the U.S. Revolver Obligations Payment Date and the Term Loan Obligations Payment Date.  This is a continuing agreement and the U.S. Revolver Secured Parties and the Term Loan Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide Indebtedness to, or for the benefit of, the Borrowers or any other Loan Party on the faith hereof.

9.4          Amendments; Waivers.  No amendment or modification of any of the provisions of this Agreement (a) shall be effective unless the same shall be in writing and signed by each Agent or (b) shall amend this Agreement in any manner that would impose any obligations on, or modify, increase or alter in any respect any obligation of any Loan Party under the Loan Documents without the consent of such Loan Party.

9.5          Information Concerning Financial Condition of the Borrowers and the other Loan Parties.  Each Agent hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and each of the other Loan Parties and all other circumstances bearing upon the risk of nonpayment of the Obligations.  Each Agent hereby agrees that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances.  In the event any Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

9.6          Governing Law.  This Agreement and the rights and obligations of the parties hereto and thereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without reference to principles of conflicts of laws other than Sections 5-1401 and 5-1402 of the New York General Obligations Law if such provisions would lead to the application of law other than the State of New York.

9.7          Submission to Jurisdiction; Waivers.  (a) Any legal action or proceeding with respect to this Agreement shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, each of the parties hereto hereby accepts for itself and in respect of its Property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that nothing in this Agreement shall limit the right of any Secured Party to commence any proceeding in the federal or state courts of any other jurisdiction to the extent it determines that such action is necessary or appropriate to exercise its rights or remedies hereunder.  Each of the parties hereto hereby irrevocably waives, to the extent permitted by law, any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

(b)           WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO, OR DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR RELATED HERETO (WHETHER FOUNDED IN CONTRACT, TORT OR ANY OTHER THEORY).  Each party hereto (i) certifies that no other party and no Related Person of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by the mutual waivers and certifications in this Section 9.7(d).

9.8          Notices.

(a)           All notices, demands, requests, directions and other communications required or expressly authorized to be made by this Agreement shall, whether or not specified to be in writing but unless otherwise expressly specified to be given by any other means, be given in writing and (i) addressed to, with respect to any party, the Persons and addresses specified in the U.S. Credit Agreement or International Credit Agreement, as applicable, or on the signature page of any applicable Assignment, (ii) posted to Intralinks® (to the extent such system is available and set up by or at the direction of the relevant administrative agent prior to posting) in an appropriate location by uploading such notice, demand, request, direction or other communication to www.intralinks.com, (iii) posted to any other E-System set up by or at the direction of the relevant administrative agent in an appropriate location or (iv) addressed to such other address as shall be notified, in the case of all parties, to the Borrowers and the Agents.  Transmission by electronic mail shall not be sufficient or effective to transmit any such notice under this clause (a) unless such transmission is an available means to post to any E-System.

(b)           All communications described in clause (a) above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective upon receipt.

9.9          Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Common Collateral.

9.10        Headings.  Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

9.11        Severability.  Any provision of this Agreement being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Agreement or any part of such provision in any other jurisdiction.

9.12        Other Remedies.  For avoidance of doubt, it is understood that nothing in this Agreement shall prevent any Secured Party from exercising any available remedy to accelerate the maturity of any Indebtedness or other obligations owing under the U.S. Loan Documents or the International Loan Documents, as applicable, or to demand payment under any guarantee in respect thereof.

9.13        Counterparts; Effectiveness.  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

9.14        Entire Agreement.  This Agreement embodies the entire agreement of the parties and supersede all prior agreements and understandings relating to the subject matter hereof and any prior letter of interest, commitment letter, fee letter, confidentiality and similar agreements involving any Loan Party and any Secured Party relating to a financing of substantially similar form, purpose or effect.

9.15        Additional Loan Parties.  Each Person that becomes a Loan Party after the date hereof shall become a party to this Agreement upon execution and delivery by such Person of an Assumption Agreement in the form of Annex 1 to this Agreement.

9.16        Provisions Solely to Define Relative Rights.  The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Secured Parties.  None of the Loan Parties or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement, and none of the Loan Parties may rely on the terms hereof, and, without limiting the generality of the foregoing, if any Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Loan Party shall be entitled to use such violation as a defense to any action by any Secured Party, nor to assert such violation as a counterclaim or basis for set-off or recoupment against any Secured Party (it being understood that the Loan Parties shall retain each of their rights under the other Loan Documents).  Nothing in this Agreement is intended to or shall impair the obligations of the Loan Parties, which are absolute and unconditional, to pay the Term Loan Obligations, the U.S. Revolver Obligations and the International Obligations as and when the same shall become due and payable in accordance with their terms.

9.17        Effectiveness.  This Agreement shall become effective and binding on the Execution Date between the Agents, the U.S. Borrower, the International Borrower and the other Initial International Loan Parties, and as to each Subsequent International Loan Party, on the date of its execution and delivery of a counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

LOAN PARTIES

HILL INTERNATIONAL, INC.,

By:	/s/ Irvin E. Richter
	Name:	Irvin E. Richter
	Title:	Chairman & CEO

HILL INTERNATIONAL N.V.,

By:	/s/ Irvin E. Richter
	Name:	Irvin E. Richter
	Title:	Director

MYLCM SOLUTIONS, INC.,

By:	/s/ Irvin E. Richter
	Name:	Irvin E. Richter
	Title:	Chairman & CEO

HILL INTERNATIONAL (NEW ENGLAND), INC.,

By:	/s/ Irvin E. Richter
	Name:	Irvin E. Richter
	Title:	Chairman

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

PCI GROUP, LLC,

By:	/s/ Irvin E. Richter
	Name:	Irvin E. Richter
	Title:	Chairman & CEO

HILL INTERNATIONAL (MIDDLE EAST) LTD.,

By:	/s/ Irvin E. Richter
	Name:	Irvin E. Richter
	Title:	Director

HILL INTERNATIONAL (UK) LTD.,

By:	/s/ Irvin E. Richter
	Name:	Irvin E. Richter
	Title:	Director

KNOWLES LTD.,

By:	/s/ Irvin E. Richter
	Name:	Irvin E. Richter
	Title:	Director

MCLACHLAN LISTER PTY LTD.,

By:	/s/ Irvin E. Richter
	Name:	Irvin E. Richter
	Title:	Director

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

AGENTS

SOCIÉTÉ GÉNÉRALE,
as International Collateral Agent for and on behalf of the International Secured Parties

By:	/s/ Richard O. Knowlton
	Name:	Richard O. Knowlton
	Title:	Managing Director

SOCIÉTÉ GÉNÉRALE,
as Term Collateral Agent for and on behalf of the Term Loan Secured Parties

By:	/s/ Richard O. Knowlton
	Name:	Richard O. Knowlton
	Title:	Managing Director

SOCIÉTÉ GÉNÉRALE,
as U.S. Revolver Collateral Agent for and on behalf of the U.S. Revolver Secured Parties

By:	/s/ Richard O. Knowlton
	Name:	Richard O. Knowlton
	Title:	Managing Director

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

ANNEX 1

to Intercreditor Agreement

FORM OF ASSUMPTION AGREEMENT TO INTERCREDITOR AGREEMENT

ASSUMPTION AGREEMENT, dated as of                                , 20      , made by [Name of Loan Party] (the “Additional Loan Party”), in connection with the Intercreditor Agreement (as defined below).  All capitalized terms not defined herein shall have the meaning ascribed to them in Intercreditor Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers and the Loan Parties party thereto have entered into the U.S. Credit Agreement and the International Credit Agreement;

WHEREAS, in connection with the U.S. Credit Agreement and International Credit Agreement, the Borrowers and the other Loan Parties (other than the Additional Loan Party) and the Agents have entered into the Intercreditor Agreement, dated as of September 26, 2014 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, the Intercreditor Agreement requires the Additional Loan Party to become a party to the Intercreditor Agreement; and

WHEREAS, the Additional Loan Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Intercreditor Agreement.

NOW, THEREFORE, IT IS AGREED:

1.             Intercreditor Agreement.  By executing and delivering this Assumption Agreement, the Additional Loan Party, as provided in Section 9.15 of the Intercreditor Agreement, hereby becomes a party to the Intercreditor Agreement as a Loan Party thereunder with the same force and effect as if originally named therein as a Loan Party and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Loan Party thereunder.

2.             Governing Law.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW IF SUCH PROVISIONS WOULD LEAD TO THE APPLICATION OF LAW OTHER THAN THE STATE OF NEW YORK.

ANNEX 1 TO INTERCREDITOR AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL LOAN PARTY]

By:
Name:
Title:

ANNEX 1 TO INTERCREDITOR AGREEMENT